                                                                    Exhibit 25.1

                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                          THE HUNTINGTON NATIONAL BANK
              (Exact name of trustee as specified in its charter)

                                                                                 31-0966785
(Jurisdiction of incorporation or organization         (IRS Employer Identification Number)
if not a U.S. national bank)

41 S. High Street
Columbus, Ohio                                                                    43215
(Address of principal executive offices)                                          (Zip Code)

                       Ralph K. Frazier, General Counsel
                          The Huntington National Bank
                           41 S. High Street - HC3412
                              Columbus, Ohio 43215
                              Tel: (614) 480-4647
           (Name, address and telephone number of agent for service)

                            EMPLOYEE SOLUTIONS, INC.
              (Exact name of obligor as specified in its charter)

Arizona                                                        86-0676898
(State or other jurisdiction of                        (IRS Employer Identification Number)
incorporation or organization)

4225 North 24th Street
Phoenix, AZ                                                    85016
(Address of principal executive offices)                       (Zip Code)

                      EMPLOYEE SOLUTIONS, INC. 10% SENIOR
                            NOTES DUE 2004, SERIES B
                                Debt Securities
                      (Title of the indenture securities)

                                    GENERAL

Pursuant to General Instruction B of the Form T-1, the applicant is providing responses to only Items 1, 2, and 16 of the Form T-1 since the obligor is not in default.

Item 1.   General Information
           Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

Office of the Comptroller of the Currency              Federal Deposit Insurance Corporation
Central District                                       Chicago Region
One Financial Plaza                                    30 South Wacker Drive
440 South LaSalle, Suite 2700                          Chicago, Illinois 60505
Chicago, Illinois 60605

Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Federal Reserve Bank of Cleveland - District No. 4
1455 East Sixth Street
Cleveland, Ohio 44115

(b) Whether it is authorized to exercise corporate trust powers.
Yes.

Item 2.   Affiliations with the obligor.

               If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

16.  List of Exhibits

       List below all exhibits filed as a part of this Statement of Eligibility.

1. A copy of the Articles of Association of the Trustee as now in effect (see
Item 16, Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-80090 which is incorporated by reference).

2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Item 16. Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

3. A copy of the authorization of the Trustee to exercise corporate trust powers (see Item 16, Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

4. A copy of the existing By Laws of the Trustee (see Item 16, Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

5. Not applicable.

6. The consent of the Trustee required by Section 321 (b) of the Act (see Item 16, Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority for the period ended December 31, 1997 is attached.

8. Not applicable.

9. Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Huntington National Bank, a national association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbus and State of Ohio, on the 3rd day of April, 1998.


                                   THE HUNTINGTON NATIONAL BANK
                                             (Trustee)

                                   By: /s/ Donna L. Shutek
                                      -----------------------------------------
                                   Donna L. Shutek, Assistant Vice President
                                           (Name and Title)

Legal Title of Bank:  The Huntington National Bank                      Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                          Page RI-1
City, State   Zip:    Columbus, OH 43287                                                       Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Consolidated Report of Income
for the period January 1, 1997-December 31, 1997

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement


                                                                                                           ----------
                                                                                                             I480   <-
                                                                                               ---------------------
                                                                                                  Dollar Amounts
                                                                                                   in Thousands
---------------------------------------------------------------------------------------------  ---------------------
                                                                                                RIAD  Bil Mil Thou
1. Interest income:                                                                             //////////////////
   a. Interest and fee income on loans:                                                         //////////////////
      (1) In domestic offices:                                                                  //////////////////
          (a) Loans secured by real estate ...................................................  4011       564,760  1.a.(1)(a)
          (b) Loans to depository institutions ...............................................  4019            82  1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers ............  4024         7,927  1.a.(1)(c)
          (d) Commercial and industrial loans ................................................  4012       402,029  1.a.(1)(d)
          (e) Acceptances of other banks .....................................................  4026             0  1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:      //////////////////
              (1) Credit cards and related plans .............................................  4054        74,148  1.a.(1)(f)(1)
              (2) Other ......................................................................  4055       430,771  1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions .........................  4056             0  1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political            //////////////////
              subdivisions in the U.S.:                                                         //////////////////
              (1) Taxable obligations ........................................................  4503             0  1.a.(1)(h)(1)
              (2) Tax-exempt obligations .....................................................  4504         5,367  1.a.(1)(h)(2)
          (i) All other loans in domestic offices ............................................  4058           126  1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ......................  4059             0  1.a.(2)
   b. Income from lease financing receivables:                                                  //////////////////
      (1) Taxable leases .....................................................................  4505       129,468  1.b.(1)
      (2) Tax-exempt leases ..................................................................  4307             0  1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                          //////////////////
      (1) In domestic offices ................................................................  4105           608  1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ......................  4106            12  1.c.(2)
   d. Interest and dividend income on securities:                                               //////////////////
      (1) U.S. Treasury securities and U.S. Government agency obligations ....................  4027       307,955  1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                   //////////////////
          (a) Taxable securities .............................................................  4506             0  1.d.(2)(a)
          (b) Tax-exempt securities ..........................................................  4507        16,668  1.d.(2)(b)
      (3) Other domestic debt securities .....................................................  3657        25,596  1.d.(3)
      (4) Foreign debt securities ............................................................  3658           363  1.d.(4)
      (5) Equity securities (including investments in mutual funds) ..........................  3659         3,630  1.d.(5)
   e. Interest income from trading assets ....................................................  4069             0  1.e.
                                                                                               ----------------------

____________
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  The Huntington National Bank                      Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                          Page RI-2
City, State   Zip:    Columbus, OH 43287                                                       Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RI--Continued


                                                                                Dollar Amounts
                                                                                 in Thousands
                                                                                 ------------
                                                                                 Year-to-date
----------------------------------------------------------------------------  -----------------------------------------------
 1. Interest income (continued)                                               RIAD  Bil Mil Thou
    f. Interest income on federal funds sold and securities purchased         //////////////////
       under agreements to resell ..........................................  4020         3,780   1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................  4107     1,973,290   1.g.
 2. Interest expense:                                                         //////////////////
    a. Interest on deposits:                                                  //////////////////
       (1) Interest on deposits in domestic offices:                          //////////////////
           (a) Transaction accounts (NOW accounts, ATS accounts, and          //////////////////
               telephone and preauthorized transfer accounts) ..............  4508        29,808   2.a.(1)(a)
           (b) Nontransaction accounts:                                       //////////////////
               (1) Money market deposit accounts (MMDAs) ...................  4509        55,090   2.a.(1)(b)(1)
               (2) Other savings deposits ..................................  4511       100,315   2.a.(1)(b)(2)
               (3) Time deposits of $100,000 or more .......................  A517       109,826   2.a.(1)(b)(3)
               (4) Time deposits of less than $100,000 .....................  A518       329,445   2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement        //////////////////
           subsidiaries, and IBFs ..........................................  4172        26,394   2.a.(2)
    b. Expense of federal funds purchased and securities sold under           //////////////////
       agreements to repurchase ............................................  4180        92,151   2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading          //////////////////
       liabilities, and other borrowed money ...............................  4185       182,850   2.c.
    d. Not applicable                                                         //////////////////
    e. Interest on subordinated notes and debentures .......................  4200        29,336   2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ...............  4073       955,215   2.f.
                                                                              -----------------------
 3. Net interest income (item 1.g minus 2.f) ...............................  //////////////////  RIAD 4074     1,018,075   3.
                                                                              -----------------------
 4. Provisions:                                                               //////////////////
                                                                              -----------------------
    a. Provision for loan and lease losses .................................  //////////////////  RIAD 4230       106,542   4.a.
    b. Provision for allocated transfer risk ...............................  //////////////////  RIAD 4243             0   4.b.
                                                                              -----------------------
 5. Noninterest income:                                                       //////////////////
    a. Income from fiduciary activities ....................................  4070        49,952   5.a.
    b. Service charges on deposit accounts in domestic offices .............  4080       117,816   5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum             //////////////////
       items 8.a through 8.d) ..............................................  A220         1,599   5.c.
    d.-e. Not applicable                                                      //////////////////
    f. Other noninterest income:                                              //////////////////
       (1) Other fee income ................................................  5407       130,776   5.f.(1)
       (2) All other noninterest income* ...................................  5408        29,729   5.f.(2)
                                                                              -----------------------
    g. Total noninterest income (sum of items 5.a through 5.f) .............  //////////////////  RIAD 4079       329,872   5.g.
 6. a. Realized gains (losses) on held-to-maturity securities ..............  //////////////////  RIAD 3521             0   6.a.
    b. Realized gains (losses) on available-for-sale securities ............  //////////////////  RIAD 3196         7,651   6.b.
                                                                              -----------------------
 7. Noninterest expense:                                                      //////////////////
    a. Salaries and employee benefits ......................................  4135       312,978   7.a.
    b. Expenses of premises and fixed assets (net of rental income)           //////////////////
       (excluding salaries and employee benefits and mortgage interest) ....  4217        85,425   7.b.
    c. Other noninterest expense* ..........................................  4092       367,531   7.c.
                                                                              -----------------------
    d. Total noninterest expense (sum of items 7.a through 7.c) ............  //////////////////  RIAD 4093       765,934   7.d.
                                                                              -----------------------
 8. Income (loss) before income taxes and extraordinary items and other       //////////////////
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g,                    //////////////////
    6.a, 6.b, and 7.d) .....................................................  //////////////////  RIAD 4301       483,122   8.
                                                                              -----------------------
 9. Applicable income taxes (on item 8) ....................................  //////////////////  RIAD 4302       175,250   9.
                                                                              -----------------------
10. Income (loss) before extraordinary items and other adjustments            //////////////////
    (item 8 minus 9) .......................................................  //////////////////  RIAD 4300       307,872  10.
                                                                              -----------------------
11. Extraordinary items and other adjustments, net of income taxes* ........  //////////////////  RIAD 4320             0  11.
                                                                              -----------------------
12. Net income (loss) (sum of items 10 and 11) .............................  //////////////////  RIAD 4340       307,872  12.

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:    The Huntington National Bank                     Call Date:   12/31/97  ST-BK: 39-1610  FFIEC 031
Address:                41 S. High St.                                                                          Page RI-3
City, State   Zip:      Columbus, OH  43287                                                      Printed 1/30/98 at 16:39
FDIC Certificate No.:   06560


Schedule RI--Continued


                                                                                                                    -------
                                                                                                                     1481   <-
Memoranda                                                                                                   ---------------
                                                                                                             Year-to-date
                                                                                                       --------------------
                                                                          Dollar Amounts in Thousands  RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------  --------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after         //////////////////
    August 7, 1986, that is not deductible for federal income tax purposes ..........................  4513             2  M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices               //////////////////
    (included in Schedule RI, item 8) ...............................................................  8431        18,098  M.2.
 3.-4. Not applicable                                                                                  //////////////////
 5. Number of full-time equivalent employees on payroll at end of current period (round to             ////        Number
    nearest whole number) ...........................................................................  4150         8,190  M.5.
 6. Not applicable                                                                                     //////////////////
 7. If the reporting bank has restated its balance sheet as a result of applying push down       RIAD  ////   CC YY MM DD
    accounting this calendar year, report the date of the bank's acquisition (1) ................9106         00 00 00 00  M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)               //////////////////
    (sum of Memorandum items 8.d must equal Schedule RI, item 5.c):                                    ////  Bil Mil Thou
    a. Interest rate exposures.......................................................................  8757           693  M.8.a.
    b. Foreign exchange exposures....................................................................  8758           906  M.8.b.
    c. Equity security and index exposures...........................................................  8759             0  M.8.c.
    d. Commodity and other exposures.................................................................  8760             0  M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:            //////////////////
    a. Net increase (decrease) to interest income....................................................  8761           195  M.9.a.
    b. Net (increase) decrease to interest expense...................................................  8762         3,324  M.9.b.
    c. Other (noninterest) allocations...............................................................  8763           672  M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions) ...............................  A251             0  M.10.

11. Does the reporting bank have a Subchapter S election in effect for federal income tax                    YES      NO
    purposes for the current tax year? ..............................................................  A530      ///    X  M.11.
12. Deferred portion of total applicable income taxes included in Schedule RI,                         ////  Bil Mil Thou
    items 9 and 11 (to be reported with the December Report of Income) ..............................  4772        50,007  M.12.

____________
(1) For example, a bank acquired on June 1, 1997, would report 19970601.

Legal Title of Bank:  The Huntington National Bank                      Call Date:   12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                           Page RI-4
City, State   Zip:    Columbus, OH 43287                                                        Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.


                                                                                                                    ----------
                                                                         Dollar Amounts in Thousands                 I483   <-
------------------------------------------------------------------------------------------------------ -----------------------
                                                                                                       RIAD  Bil Mil Thou
 1. Total equity capital originally reported in the December 31, 1996, Reports of Condition            //////////////////
    and Income ......................................................................................  3215       834,472   1.
 2. Equity capital adjustments from amended Reports of Income, net* .................................  3216             0   2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................  3217       834,472   3.
 4. Net income (loss) (must equal Schedule RI, item 12) .............................................  4340       307,872   4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net ..............................  4346             0   5.
 6. Changes incident to business combinations, net ..................................................  4356     1,407,484   6.
 7. LESS: Cash dividends declared on preferred stock ................................................  4470             0   7.
 8. LESS: Cash dividends declared on common stock ...................................................  4460       228,892   8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions          //////////////////
    for this schedule) ..............................................................................  4411        (1,794)  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)   4412             0  10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................  8433        20,876  11.
12. Foreign currency translation adjustments ........................................................  4414 (           0  12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........  4415      (624,759) 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,    //////////////////
    item 28) ........................................................................................  3210     1,715,259  14.
                                                                                                      ----------------------

____________
*Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                              ----------
                                                                                                              I486   <-
                                                                              ------------------------------------------
                                                                                    (Column A)         (Column B)
                                                Dollar Amounts in Thousands         Charge-offs         Recoveries
------------------------------------------------------------------------------ -------------------- --------------------
                                                                                       Calendar year-to-date
                                                                               RIAD  Bil Mil Thou   RIAD Bil Mil Thou
1. Loans secured by real estate:                                               //////////////////  //////////////////
   a. To U.S. addressees (domicile) .........................................  4651         4,229  4661           875  1.a.
   b. To non-U.S. addressees (domicile) .....................................  4652             0  4662             0  1.b.
2. Loans to depository institutions and acceptances of other banks:            //////////////////  //////////////////
   a. To U.S. banks and other U.S. depository institutions ..................  4653             0  4663             0  2.a.
   b. To foreign banks ......................................................  4654             0  4664             0  2.b.
3. Loans to finance agricultural production and other loans to farmers ......  4655             0  4665             0  3.
4. Commercial and industrial loans:                                            //////////////////  //////////////////
   a. To U.S. addressees (domicile) .........................................  4645        22,891  4617         4,373  4.a.
   b. To non-U.S. addressees (domicile) .....................................  4646             0  4618             0  4.b.
5. Loans to individuals for household, family, and other personal              //////////////////  //////////////////
   expenditures:                                                               //////////////////  //////////////////
   a. Credit cards and related plans ........................................  4656        26,241  4666         3,250  5.a.
   b. Other (includes single payment, installment, and all student loans) ...  4657        47,010  4667        12,941  5.b.
6. Loans to foreign governments and official institutions ...................  4643             0  4627             0  6.
7. All other loans ..........................................................  4644             0  4628             0  7.
8. Lease financing receivables:                                                //////////////////  //////////////////
   a. Of U.S. addressees (domicile) .........................................  4658         9,878  4668         1,057  8.a.
   b. Of non-U.S. addressees (domicile) .....................................  4659             0  4669             0  8.b.
9. Total (sum of items 1 through 8) .........................................  4635       110,249  4605        22,496  9.
                                                                              -------------------------------------------

Legal Title of Bank:  The Huntington National Bank                      Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                          Page RI-5
City, State   Zip:    Columbus, OH 43287                                                       Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RI-B--Continued

Part I. Continued

                                                                                     Dollar Amounts in Thousands
                                                                              -------------------------------------------
                                                                                        Calendar year-to-date
                                                                              -------------------------------------------
                                                                                    (Column A)         (Column B)
Memoranda                                                                          Charge-offs         Recoveries
------------------------------------------------------------------------------ -------------------- --------------------
                                                                               RIAD  Bil Mil Thou   RIAD Bil Mil Thou
1-3. Not applicable                                                            //////////////////  //////////////////
4. Loans to finance commercial real estate, construction, and land             //////////////////  //////////////////
   development activities (not secured by real estate) included in             //////////////////  //////////////////
   Schedule RI-B, part I, items 4 and 7, above...............................  5409             0  5410             0  M.4.
5. Loans secured by real estate in domestic offices (included in               //////////////////  //////////////////
   Schedule RI-B, part I, item 1, above):                                      //////////////////  //////////////////
   a. Construction and land development......................................  3582           375  3583           111  M.5.a.
   b. Secured by farmland....................................................  3584             0  3585             0  M.5.b
   c. Secured by 1-4 family residential properties:                            //////////////////  //////////////////
      (1) Revolving, open-end loans secured by 1-4 family residential          //////////////////  //////////////////
          properties and extended under lines of credit......................  5411         1,268  5412           175  M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties.......  5413         1,935  5414           304  M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties..............  3588             0  3589             0  M.5.d.
   e. Secured by nonfarm nonresidential properties...........................  3590           651  3591           284  M.5.e
                                                                              -------------------------------------------

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                                       Dollar Amounts
                                                                                                        in Thosands
---------------------------------------------------------------------------------------------------  ----------------------
                                                                                                       RIAD  Bil Mil Thou
1. Balance originally reported in the December 31, 1996, Reports of Condition and Income..........     3124       144,088  1.
2. Recoveries (must equal part I, item 9, column B above).........................................     4605        22,496  2.
3. LESS: Charge-offs (must equal part I, item 9, column A above)..................................     4635       110,249  3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a).........................     4230       106,542  4.
5. Adjustments* (see instructions for this schedule)..............................................     4815        94,135  5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,                   //////////////////
   item 4.b)......................................................................................     3123       257,012  6.
                                                                                                       --------------------

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  The Huntington National Bank                      Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                          Page RI-6
City, State   Zip:    Columbus, OH 43287                                                       Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                                            ----------
                                                                                                             I492   <-
                                                                                                       ------ --------
                                                                                           Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------- --------------------
                                                                                                     Year-to-date
                                                                                                  RIAD  Bil Mil Thou
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,        //////////////////
   and IBFs:                                                                                      //////////////////
   a. Interest income booked ...................................................................  4837           N/A  1.a.
   b. Interest expense booked ..................................................................  4838           N/A  1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and IBFs    //////////////////
      (item 1.a minus 1.b) .....................................................................  4839           N/A  1.c.
2. Adjustments for booking location of international operations:                                  //////////////////
   a. Net interest income attributable to international operations booked at domestic offices ..  4840           N/A  2.a.
   b. Net interest income attributable to domestic business booked at foreign offices ..........  4841           N/A  2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) .....................................  4842           N/A  2.c.
3. Noninterest income and expense attributable to international operations:                       //////////////////
   a. Noninterest income attributable to international operations ..............................  4097           N/A  3.a.
   b. Provision for loan and lease losses attributable to international operations .............  4235           N/A  3.b.
   c. Other noninterest expense attributable to international operations .......................  4239           N/A  3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a         //////////////////
      minus 3.b and 3.c) .......................................................................  4843           N/A  3.d.
4. Estimated pretax income attributable to international operations before capital allocation     //////////////////
   adjustment (sum of items 1.c, 2.c, and 3.d) .................................................  4844           N/A  4.
5. Adjustment to pretax income for internal allocations to international operations to reflect    //////////////////
   the effects of equity capital on overall bank funding costs .................................  4845           N/A  5.
6. Estimated pretax income attributable to international operations after capital allocation      //////////////////
   adjustment (sum of items 4 and 5) ...........................................................  4846           N/A  6.
7. Income taxes attributable to income from international operations as estimated in item 6 ....  4797           N/A  7.
8. Estimated net income attributable to international operations (item 6 minus 7) ..............  4341           N/A  8.
                                                                                                 ----------------------

Memoranda                                                                                          ---------------------
                                                                                                     Dollar Amounts
                                                                                                      in Thousands
-------------------------------------------------------------------------------------------------  ---------------------
                                                                                                   RIAD  Bil Mil Thou
1. Intracompany interest income included in item 1.a above .....................................   4847           N/A  M.1.
2. Intracompany interest expense included in item 1.b above ....................................   4848           N/A  M.2.
                                                                                                   --------------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts



                                                                                                       Dollar Amounts
                                                                                                        in Thousands
------------------------------------------------------------------------------------------------    --------------------
                                                                                                       Year-to-date
                                                                                                    RIAD  Bil Mil Thou
1. Interest income booked at IBFs ..............................................................    4849           N/A  1.
2. Interest expense booked at IBFs .............................................................    4850           N/A  2.
3. Noninterest income attributable to international operations booked at domestic offices           //////////////////
   (excluding IBFs):                                                                                //////////////////
   a. Gains (losses) and extraordinary items ...................................................    5491           N/A  3.a.
   b. Fees and other noninterest income ........................................................    5492           N/A  3.b.
4. Provision for loan and lease losses attributable to international operations booked at           //////////////////
   domestic offices (excluding IBFs) ...........................................................    4852           N/A  4.
5. Other noninterest expense attributable to international operations booked at domestic offices    //////////////////
   (excluding IBFs) ............................................................................    4853           N/A  5.
                                                                                                    --------------------

                                       8

Legal Title of Bank:  The Huntington National Bank                      Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                          Page RI-7
City, State   Zip:    Columbus, OH 43287                                                       Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              ----------
                                                                                                                I495   <-
                                                                                                        ------ --------
                                                                Dollar Amounts in Thousands           Year-to-date
                                                                                                   RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------- --------------------
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                  //////////////////
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                   //////////////////
    a. Net gains (losses) on other real estate owned ...........................................   5415            0   1.a.
    b. Net gains (losses)on sales of loans .....................................................   5416            0   1.b.
    c. Net gains (losses) on sales of premises and fixed assets ................................   5417        5,523   1.c.
    Itemize and describe the three largest other amounts that exceed 10% of                        //////////////////
    Schedule RI, item 5.f.(2):                                                                     //////////////////
       -------------
    d.  TEXT 4461   Miscellaneous mortgage banking income                                          4461      12,596    1.d.
        ----------- ------------------------------------------------------------------------------
    e.  TEXT 4462   Gain on sale of branches                                                       4462       3,508    1.e.
        ----------- ------------------------------------------------------------------------------
    f.  TEXT 4463                                                                                  4463                1.f.
       -------------------------------------------------------------------------------------------
 2. Other noninterest expense (from Schedule RI, item 7.c):                                        //////////////////
    a. Amortization expense of intangible assets ................................................  4531        17,562  2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                       //////////////////
    b. Net (gains) losses on other real estate owned ............................................  5418             0  2.b.
    c. Net (gains) losses on sales of loans .....................................................  5419             0  2.c.
    d. Net (gains) losses on sales of premises and fixed assets .................................  5420             0  2.d.
    Itemize and describe the three largest other amounts that exceed 10% of                        //////////////////
    Schedule RI, item 7.c:                                                                         //////////////////
       -------------
    e.  TEXT 4464   Intercompany operation fees                                                    4464      81,692    2.e.
        ----------- ------------------------------------------------------------------------------
    f.  TEXT 4467                                                                                  4467                2.f.
        ----------- ------------------------------------------------------------------------------
    g.  TEXT 4468                                                                                  4468                2.g.
       -------------------------------------------------------------------------------------------
 3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule      //////////////////
    RI, item 11) (itemize and describe all extraordinary items and other adjustments):             //////////////////
           -------------
    a. (1)  TEXT 4469                                                                              4469                3.a.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                             RIAD  4486     //////////////////  3.a.(2)
           -------------
    b. (1)  TEXT 4487                                                                              4487                3.b.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                             RIAD  4488     //////////////////  3.b.(2)
           -------------
    c. (1)  TEXT 4489                                                                              4489                3.c.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                             RIAD  4491     //////////////////  3.c.(2)

 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A,                 //////////////////
    item 2) (itemize and describe all adjustments):                                                //////////////////
       -------------
    a.  TEXT 4492                                                                                  4492                4.a.
        ----------- ------------------------------------------------------------------------------
    b.  TEXT 4493                                                                                  4493                4.b.
       -------------------------------------------------------------------------------------------
 5. Cumulative effect of changes in accounting principles from prior years (from                   //////////////////
    Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):            //////////////////
       -------------
    a.  TEXT A546   Effect of change to GAAP from previous non-GAAP instructions                   A546       (1,794)  5.a.
        ----------- ------------------------------------------------------------------------------
    b.  TEXT 4495                                                                                  4495                5.b.
       -------------------------------------------------------------------------------------------
 6. Corrections of material accounting errors from prior years (from Schedule RI-A,                //////////////////
    item 10) (itemize and describe all corrections):                                               //////////////////
       -------------
    a.  TEXT 4496                                                                                  4496                6.a.
        ----------- ------------------------------------------------------------------------------
    b.  TEXT 4497                                                                                  4497                6.b.
       -------------------------------------------------------------------------------------------

Legal Title of Bank:  The Huntington National Bank                      Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                          Page RI-8
City, State   Zip:    Columbus, OH 43287                                                       Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RI-E--Continued

                                                                                                        ----------------
                                                                                                  Dollar Amounts in Thousands
                                                                                                  ----------------------
                                                                                                         Year-to-date
-------------------------------------------------------------------------------------------------- --------------------
                                                                                                  RIAD  Bil Mil Thou
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                   //////////////////
    (itemize and describe all such transactions):                                                  //////////////////

        TEXT
        -----------
    a.  4498        Surplus reduction via distribution to parent                                 4498     (650,000)  7.a.
        ----------- ------------------------------------------------------------------------------
    b.  4499        Pushdown of fixed assets from parent                                         4499        25,241  7.b.
       -------------------------------------------------------------------------------------------
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II,               //////////////////
    item 5) (itemize and describe all adjustments):                                                //////////////////

        TEXT
       -------------
    a.  4521        Increase incident to business combinations                                   4521        94,135  8.a.
        ----------- ------------------------------------------------------------------------------
    b.  4522                                                                                     4522                8.b
       ------------------------------------------------------------------------------------------- ---------------------
 9. Other explanations (the space below is provided for the bank to briefly describe,              I498        I499   <-
                                                                                                  ----------------------
    at its option, any other significant items affecting the Report of Income):
               ---
    No comment [ ] (RIAD 4769)
               ---
    Other explanations (please type or print clearly):
    (TEXT 4769)

Legal Title of Bank:  The Huntington National Bank                                  Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                      Page RC-1
City, State   Zip:    Columbus, OH 43287                                                                   Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December 31, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                             ----------
                                                                                                               C400   <-
                                                                                                   -------------------
                                                                       Dollar Amounts in Thousands RCFD  Bil  Mil Thou
----------------------------------------------------------------------------------------------------------------------

ASSETS                                                                                            //////////////////
 1. Cash and balances due from depository institutions (from Schedule RC-A):                      //////////////////
    a. Noninterest-bearing balances and currency and coin(1) ...................................  0081     1,143,737   1.a.
    b. Interest-bearing balances(2) ............................................................  0071        50,050   1.b.
 2. Securities:                                                                                   //////////////////
    a. Held-to-maturity securities (from Schedule RC-B, column A) ..............................  1754        33,010   2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................  1773     5,675,335   2.b.
 3. Federal funds sold and securities purchased under agreements to resell .....................  1350       560,453
 4. Loans and lease financing receivables:                                                        //////////////////
                                                                                                  ------------------
    a. Loans and leases, net of unearned income (from Schedule RC-C) ...... RCFD 2122 17,846,086  //////////////////   4.a.
    b. LESS: Allowance for loan and lease losses .......................... RCFD 3123    257,012  //////////////////   4.b.
    c. LESS: Allocated transfer risk reserve .............................. RCFD 3128          0  //////////////////   4.c.
    d. Loans and leases, net of unearned income,                                                  //////////////////
       allowance, and reserve (item 4.a minus 4.b and 4.c) .....................................  2125    17,589,074   4.d.
 5. Trading assets (from Schedule RC-D) ........................................................  3545         3,492   5.
 6. Premises and fixed assets (including capitalized leases) ...................................  2145       386,012   6.
 7. Other real estate owned (from Schedule RC-M) ...............................................  2150        17,615   7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ...  2130         8,734   8.
 9. Customers' liability to this bank on acceptances outstanding ...............................  2155        27,818   9.
10. Intangible assets (from Schedule RC-M) .....................................................  2143       304,399  10.
11. Other assets (from Schedule RC-F) ..........................................................  2160       790,345  11.
12. Total assets (sum of items 1 through 11) ...................................................  2170    26,590,074  12.
                                                                                                 ----------------------

-------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:  The Huntington National Bank                      Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                          Page RC-2
City, State   Zip:    Columbus, OH 43287                                                       Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC--Continued

                                                                                               ---------------------------
                                                                                               Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------- --------------------------
                                                                                                /////////  Bil Mil Thou
LIABILITIES                                                                                     //////////////////
13. Deposits:                                                                                   //////////////////
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I) .....  RCON 2200  17,507,310  13.a.
                                                                                                ----------------------------
       (1) Noninterest-bearing(1) ....................................RCON 6631     2,717,516   /////////////////////  13.a.(1)
       (2) Interest-bearing ..........................................RCON 6636    14,789,794   /////////////////////  13.a.(2)
                                                                                                ---------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,       //////////////////
       part II) ..............................................................................  RCFN 2200     803,504  13.b.
                                                                                                ---------------------------
       (1) Noninterest-bearing .......................................RCFN 6631            0    /////////////////////  13.b.(1)
       (2) Interest-bearing ..........................................RCFN 6636      803,504    /////////////////////  13.b.(2)
                                                                                                ----------------------------

14. Federal funds purchased and securities sold under agreements to repurchase ...............  RCFD 2800   2,703,544  14.
15. a. Demand notes issued to the U.S. Treasury ..............................................  RCON 2840      25,358  15.a.
    b. Trading liabilities (from Schedule RC-D) ..............................................  RCFD 3548           0  15.b.
16. Other borrowed money: (includes mortgage  indebtedness and obligation under                 //////////////////
    capitalized leases):                                                                        //////////////////
    a. With original maturity of one year or less ............................................  RCFD 2332   1,368,700  16.a.
    b. With original maturity of more than one year through three years ......................  RCFD A547     735,211  16.b.
    c. With a remaining maturity of more than three years ....................................  RCFD A548     473,190  16.c.
17. Not applicable                                                                              //////////////////
18. Bank's liability on acceptances executed and outstanding .................................  RCFD 2920      27,818  18.
19. Subordinated notes and debentures (2) ....................................................  RCFD 3200     849,475  19.
20. Other liabilities (from Schedule RC-G) ...................................................  RCFD 2930     380,705  20.
21. Total liabilities (sum of items 13 through 20) ...........................................  RCFD 2948  24,874,815  21.
22. Not applicable                                                                              //////////////////
EQUITY CAPITAL                                                                                  //////////////////
23. Perpetual preferred stock and related surplus ............................................  RCFD 3838           0  23.
24. Common stock .............................................................................  RCFD 3230      40,000  24.
25. Surplus (exclude all surplus related to preferred stock)..................................  RCFD 3839     435,891  25.
26. a. Undivided profits and capital reserves ................................................  RCFD 3632   1,224,603  26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................  RCFD 8434      14,765  26.b.
27. Cumulative foreign currency translation adjustments ......................................  RCFD 3284           0  27.
28. Total equity capital (sum of items 23 through 27) ........................................  RCFD 3210   1,715,259  28.
29. Total liabilities and equity capital (sum of items 21 and 28) ............................  RCFD 3300  26,590.074  29.
                                                                                                ---------------------------


Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
 1. Indicate in the box at the right the number of the statement below that                                       Number
    best describes the most comprehensive level of auditing work performed                                ----------------------
    for the bank by independent external auditors as of any date during 1996 ...........................  RCFD 6724    N/A  M.1.
                                                                                                          ----------------------

1 = Independent audit of the bank conducted in accordance        4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified        external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent audit of the bank's parent holding company       5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing         auditors
    standards by a certified public accounting firm which        6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company             auditors
    (but not on the bank separately)                             7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance   8 = No external audit work
    with generally accepted auditing standards by a certified
    public accounting firm (may be required by state
    chartering authority)
------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

Legal Title of Bank:  The Huntington National Bank                                  Call Date:   12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                       Page RC-3
City, State   Zip:    Columbus, OH 43287                                                                    Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.


                                                                                                              ----------
                                                                                Dollar Amounts in Thousands     C405   <-
                                                                             --------------------------------- --------
                                                                                  (Column  A)         (Column B)
                                                                                 Consolidated          Domestic
                                                                                     Bank              Offices
----------------------------------------------------------------------------- -------------------- --------------------
                                                                              RCFD  Bil Mil Thou  RCON  Bil Mil Thou
1. Cash items in process of collection, unposted debits, and currency and     //////////////////  //////////////////
   coin ....................................................................  0022       922,488  //////////////////  1.
   a. Cash items in process of collection and unposted debits ..............  //////////////////  0020       683,087  1.a.
   b. Currency and coin ....................................................  //////////////////  0080       239,401  1.b.
2. Balances due from depository institutions in the U.S. ...................  //////////////////  0082        79,824  2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ...  0083             0  //////////////////  2.a.
   b. Other commercial banks in the U.S. and other depository institutions    //////////////////  //////////////////
      in the U.S. (including their IBFs) ...................................  0085        79,824  //////////////////  2.b.
3. Balances due from banks in foreign countries and foreign central banks ..  //////////////////  0070        50,000  3.
   a. Foreign branches of other U.S. banks .................................  0073        50,000  //////////////////  3.a.
   b. Other banks in foreign countries and foreign central banks ...........  0074             0  //////////////////  3.b.
4. Balances due from Federal Reserve Banks .................................  0090       141,475  0090       141.475  4.
5. Total (sum of items 1 through 4) (total of column A must equal             //////////////////  //////////////////
   Schedule RC, sum of items 1.a and 1.b) ..................................  0010     1,193,787  0010     1,193,787  5.
                                                                             -------------------------------------------


                                                                                                  ---------------------
Memorandum                                                                                     Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------- --------------------
                                                                                                   RCON  Bil Mil Thou
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,         //////////////////
   column B above) ..............................................................................  0050        79,774  M.1.
                                                                                                  ----------------------


Schedule RC-B--Securities

Exclude assets held for trading.

                                                             Dollar Amounts in Thousands                           C410   <-
                                      --------------------------------------------------------------------------- --------
                                                   Held-to-maturity                        Available-for-sale
                                       ----------------------------------------- -----------------------------------------
                                           (Column A)          (Column B)          (Column C)          (Column D)
                                         Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
-------------------------------------- -------------------- -------------------- -------------------- --------------------
                                       RCFD  Bil Mil Thou   RCFD Bil Mil Thou  RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
1. U.S. Treasury securities .........  0211           156   0213          156  1286       711,322  1287       709,567  1.
2. U.S. Government agency              //////////////////  //////////////////  //////////////////  //////////////////
   (exclude mortgage-backed            //////////////////  //////////////////  //////////////////  //////////////////
   securities):                        //////////////////  //////////////////  //////////////////  //////////////////
   a. Issued by U.S. Govern-           //////////////////  //////////////////  //////////////////  //////////////////
      ment agencies(2) ..............  1289           500  1290           500  1291             0  1293             0  2.a.
   b. Issued by U.S.                   //////////////////  //////////////////  //////////////////  //////////////////
      Government-sponsored             //////////////////  //////////////////  //////////////////  //////////////////
      agencies(3) ...................  1294             0  1295             0  1297     2,193,091  1298     2,201,580  2.b.
                                      -------------------------------------------------------------------------------------

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.
                                       13

Legal Title of Bank:  The Huntington National Bank                      Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                          Page RC-4
City, State   Zip:    Columbus, OH 43287                                                       Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-B--Continued

                                      -------------------------------------------------------------------------------------
                                                   Held-to-maturity                        Available-for-sale
                                       ----------------------------------------- -----------------------------------------
                                           (Column A)          (Column B)          (Column C)          (Column D)
                                         Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
                                       -------------------- -------------------- -------------------- --------------------
Dollar Amounts in Thousands            RCFD  Bil Mil Thou  RCFD  Bil Mil Thou  RCFD  Bil Mil Thou  RCFD Bill Mil Thou
-------------------------------------  ------------------  ------------------  ------------------  ------------------
3. Securities issued by states         //////////////////  //////////////////  //////////////////  //////////////////
   and political subdivisions          //////////////////  //////////////////  //////////////////  //////////////////
   in the U.S.:                        //////////////////  //////////////////  //////////////////  //////////////////
   a. General obligations ...........  1676        14,576  1677        14,751  1678       163,540  1679       170,424  3.a.
   b. Revenue obligations ...........  1681        17,778  1686        17,987  1690        45,787  1691        47,452  3.b.
   c. Industrial development           //////////////////  //////////////////  //////////////////  //////////////////
      and similar obligations .......  1694             0  1695             0  1696             0  1697             0  3.c.
4. Mortgage-backed                     //////////////////  //////////////////  //////////////////  //////////////////
   securities (MBS):                   //////////////////  //////////////////  //////////////////  //////////////////
   a. Pass-through securities:         //////////////////  //////////////////  //////////////////  //////////////////
      (1) Guaranteed by                //////////////////  //////////////////  //////////////////  //////////////////
          GNMA ......................  1698             0  1699             0  1701        61,255  1702        61,390  4.a.(1)
      (2) Issued by FNMA               //////////////////  //////////////////  //////////////////  //////////////////
          and FHLMC .................  1703             0  1705             0  1706     1,307,233  1707     1,310,035  4.a.(2)
      (3) Other pass-through           //////////////////  //////////////////  //////////////////  //////////////////
          securities.................  1709             0  1710             0  1711             0  1713             0  4.a.(3)
   b. Other mortgage-backed            //////////////////  //////////////////  //////////////////  //////////////////
      securities (include CMOs,        //////////////////  //////////////////  //////////////////  //////////////////
      REMICs, and stripped             //////////////////  //////////////////  //////////////////  //////////////////
      MBS):                            //////////////////  //////////////////  //////////////////  //////////////////
      (1) Issued or guaranteed         //////////////////  //////////////////  //////////////////  //////////////////
          by FNMA, FHLMC,              //////////////////  //////////////////  //////////////////  //////////////////
          or GNMA ...................  1714             0  1715             0  1716       668,994  1717       671,402  4.b.(1)
      (2) Collateralized               //////////////////  //////////////////  //////////////////  //////////////////
          by MBS issued or             //////////////////  //////////////////  //////////////////  //////////////////
          guaranteed by FNMA,          //////////////////  //////////////////  //////////////////  //////////////////
          FHLMC, or GNMA.............  1718             0  1719             0  1731        23,821  1732        23,895  4.b.(2)
      (3) All other mortgage-          //////////////////  //////////////////  //////////////////  //////////////////
          backed securities..........  1733             0  1734             0  1735             0  1736             0  4.b.(3)
5. Other debt securities:              //////////////////  //////////////////  //////////////////  //////////////////
   a. Other domestic debt              //////////////////  //////////////////  //////////////////  //////////////////
      securities ....................  1737             0  1738             0  1739       420,312  1741       422,450  5.a.
   b. Foreign debt                     //////////////////  //////////////////  //////////////////  //////////////////
      securities ....................  1742             0  1743             0  1744         3,503  1746         3,505  5.b.
6. Equity securities:                  //////////////////  //////////////////  //////////////////  //////////////////
   a. Investments in mutual            //////////////////  //////////////////  //////////////////  //////////////////
      fundsand other equity            //////////////////  //////////////////  //////////////////  //////////////////
      securities with readily          //////////////////  //////////////////  //////////////////  //////////////////
      determined fair values ........  //////////////////  //////////////////  A510            42  A511            42  6.a.
   b. All other equity                 //////////////////  //////////////////  //////////////////  //////////////////
      securities(1)..................  //////////////////  //////////////////  1752        53,593  1753        53,593  6.b.
7. Total (sum of items 1               //////////////////  //////////////////  //////////////////  //////////////////
   through 6) (total of                //////////////////  //////////////////  //////////////////  //////////////////
   column A must equal                 //////////////////  //////////////////  //////////////////  //////////////////
   Schedule RC, item 2.a)              //////////////////  //////////////////  //////////////////  //////////////////
   (total of column D must             //////////////////  //////////////////  //////////////////  //////////////////
   equal Schedule RC,                  //////////////////  //////////////////  //////////////////  //////////////////
   item 2.b).........................  1754        33,010  1771        33,394  1772     5,652,493  1773     5,675,335  7.
                                      -------------------------------------------------------------------------------------

--------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Legal Title of Bank:  The Huntington National Bank                                 Call Date:   12/31/97 ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                     Page RC-5
City, State   Zip:    Columbus, OH  43287                                                                Printed  1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-B--Continued

Memoranda                                                                                           -----------
                                                                                                    C412   <-
                                                                                                    ----------- ---------------
                                                                       Dollar Amounts in Thousands   RCFD    Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
1.   Pledged securities(1) .........................................................................  0416     2,050,211  M.1.
2.   Maturity and repricing data for debt securities(1),(2) (excluding those in nonaccrual status):   //////////////////
     a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political    //////////////////
        subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through       //////////////////
        securities other than those backed by closed-end first lien 1-4 family residential mortgages  //////////////////
        with a remaining maturity or repricing frequency of:(3)(4)..................................  //////////////////
        (1) Three months or less ...................................................................  A549         4,649  M.2.a.(1)
        (2) Over three months through 12 months ....................................................  A550        18,159  M.2.a.(2)
        (3) Over one year through three years ......................................................  A551       365,598  M.2.a.(3)
        (4) Over three years through five years ....................................................  A552     1,839,102  M.2.a.(4)
        (5) Over five years through 15 years .......................................................  A553     1,268,864  M.2.a.(5)
        (6) Over 15 years ..........................................................................  A554        91,616  M.2.a.(6)
     b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential       //////////////////
        mortgages with a remaining maturity or repricing frequency of: (3)(5)                         //////////////////
        (1) Three months or less ...................................................................  A555         1,182  M.2.b.(1)
        (2) Over three months through 12 months ....................................................  A556         1,030  M.2.b.(2)
        (3) Over one year through three years ......................................................  A557         3,078  M.2.b.(3)
        (4) Over three years through five years ....................................................  A558       167,528  M.2.b.(4)
        (5) Over five years through 15 years .......................................................  A559     1,157,295  M.2.b.(5)
        (6) Over 15 years ..........................................................................  A560        41,312  M.2.b.(6)
     c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage    //////////////////
        pass-through securities) with an expected average life of: (6)                                //////////////////
        (1) Three years or less ....................................................................  A561             0  M.2.c.(1)
        (2) Over three years .......................................................................  A562       695,297  M.2.c.(2)
     d. Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one year or less    //////////////////
        (included in Memorandum items 2.a through 2.c above) .......................................  A248        23,917  M.2.d.
3.-6.Not applicable                                                                                   //////////////////
7.   Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or       //////////////////
     trading securities during the calendar year-to-date (report the amortized cost at date of sale   //////////////////
     or transfer) ..................................................................................  1778       225,342  M.7.
8.   High-risk mortgage securities (included in the held-to-maturity and available-for-sale           //////////////////
     accounts in Schedule RC-B, item 4.b):                                                            //////////////////
     a. Amortized cost..............................................................................  8780             0  M.8.a.
     b. Fair value..................................................................................  8781             0  M.8.b.
9.   Structured notes (included in the held-to-maturity and available-for-sale accounts in            //////////////////
     Schedule RC-B, items 2, 3, and 5):                                                               //////////////////
     a. Amortized cost..............................................................................  8782             0  M.9.a.
     b. Fair value..................................................................................  8783             0  M.9.b.
                                                                                                     ----------------------

_____________
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum item 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank:  The Huntington National Bank                                  Call Date:   12/31/97 ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                      Page RC-6
City, State   Zip:    Columbus, OH 43287                                                                   Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases




Do not deduct the allowance for loan and lease losses from amounts                                            ----------
reported in this schedule.  Report total loans and leases, net of unearned      Dollar Amounts in Thousands     C415   <-
income.  Exclude assets held for trading and commercial paper.              ---------------------------------  --------
                                                                                 (Column  A)         (Column B)
                                                                                Consolidated          Domestic
                                                                                    Bank              Offices
                                                                             -------------------- --------------------
                                                                             RCFD Bil Mil Thou   RCON Bil Mil Thou
 1. Loans secured by real estate ..........................................  1410     7,389,250  //////////////////   1.
    a. Construction and land development ..................................  //////////////////  1415       671,311   1.a.
    b. Secured by farmland (including farm residential and other             //////////////////  //////////////////
       improvements) ......................................................  //////////////////  1420        51,321   1.b.
    c. Secured by 1-4 family residential properties:                         //////////////////  //////////////////
       (1) Revolving, open-end loans secured by 1-4 family residential       //////////////////  //////////////////
           properties and extended under lines of credit ..................  //////////////////  1797     1,271,814   1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:     //////////////////  //////////////////
           (a) Secured by first liens .....................................  //////////////////  5367     1,443,964   1.c.(2)(a)
           (b) Secured by junior liens ....................................  //////////////////  5368       929,254   1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties ..........  //////////////////  1460       125,290   1.d.
    e. Secured by nonfarm nonresidential properties .......................  //////////////////  1480     2,896,296   1.e.
 2. Loans to depository institutions:                                        //////////////////  //////////////////
    a. To commercial banks in the U.S. ....................................  //////////////////  1505        62,940   2.a.
       (1) To U.S. branches and agencies of foreign banks .................  1506             0  //////////////////   2.a.(1)
       (2) To other commercial banks in the U.S. ..........................  1507        62,940  //////////////////   2.a.(2)
    b. To other depository institutions in the U.S. .......................  1517             0  1517             0   2.b.
    c. To banks in foreign countries ......................................  //////////////////  1510             0   2.c.
       (1) To foreign branches of other U.S. banks ........................  1513             0  //////////////////   2.c.(1)
       (2) To other banks in foreign countries ............................  1516             0  //////////////////   2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers ...  1590       114,648  1590       114,648   3.
 4. Commercial and industrial loans:                                         //////////////////  //////////////////
    a. To U.S. addressees (domicile) ......................................  1763     3,999,716  1763     3,999,716   4.a.
    b. To non-U.S. addressees (domicile) ..................................  1764         9,373  1764         9,373   4.b.
 5. Acceptances of other banks:                                              //////////////////  //////////////////
    a. Of U.S. banks ......................................................  1756           668  1756           668   5.a.
    b. Of foreign banks ...................................................  1757         1,913  1757         1,913   5.b.
 6. Loans to individuals for household, family, and other personal           //////////////////  //////////////////
    expenditures (i.e., consumer loans) (includes purchased paper) ........  //////////////////  1975     4,433,987   6.
    a. Credit cards and related plans (includes check credit and other       //////////////////  //////////////////
       revolving credit plans) ............................................  2008       693,745  //////////////////   6.a.
    b. Other (includes single payment, installment, and all student loans).  2011     3,740,242  //////////////////   6.b.
 7. Loans to foreign governments and official institutions (including        //////////////////  //////////////////
    foreign central banks) ................................................  2081            27  2081            27   7.
 8. Obligations (other than securities and leases) of states and political   //////////////////  //////////////////
    subdivisions in the U.S. (includes nonrated industrial development       //////////////////  //////////////////
    obligations) ..........................................................  2107        70,888  2107        70,888   8.
 9. Other loans ...........................................................  1563       135,297  //////////////////   9.
    a. Loans for purchasing or carrying securities (secured and unsecured).  //////////////////  1545        15,669   9.a.
    b. All other loans (exclude consumer loans) ...........................  //////////////////  1564       119,628   9.b.
10. Lease financing receivables (net of unearned income) ..................  //////////////////  2165     1,627,626  10.
    a. Of U.S. addressees (domicile) ......................................  2182     1,627,626  //////////////////  10.a.
    b. Of non-U.S. addressees (domicile) ..................................  2183             0  //////////////////  10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above .......  2123           247  2123           247  11.
12. Total loans and leases, net of unearned income (sum of items 1 through   //////////////////  //////////////////
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a).  2122    17,846,086  2122    17,846,086  12.
                                                                            -------------------------------------------

Legal Title of Bank:  The Huntington National Bank                                  Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                      Page RC-7
City, State   Zip:    Columbus, OH 43287                                                                   Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-C--Continued

Part I. Continued

Memoranda                                        Dollar Amounts in Thousands  /////// Bil Mil Thou
----------------------------------------------------------------------------- --------------------
 1. Not applicable                                                            ////////////////////
 2. Loans and leases restructured and in compliance with modified terms       ////////////////////
    (included in Schedule RC-C, part I, above and not reported as past due    ////////////////////
    or nonaccrual in Schedule RC-N, Memorandum item 1):                       ////////////////////
    a. Loans secured by real estate:                                          ////////////////////
       (1) To U.S. addressees (domicile) ...................................  RCFD 1687      4,661     M.2.a.(1)
       (2) To non-U.S. addressees (domicile) ...............................  RCFD 1689          0     M.2.a.(2)
    b. All other loans and all lease financing receivables (exclude loans to  ////////////////////
       individuals for household, family, and other personal expenditures)..  RCFD 8691          0     M.2.b.
    c. Commercial and industrial loans to and lease financing receivables     ////////////////////
       of non-U.S. addresses (domicile) included in Memorandum item 2.b       ////////////////////
       above................................................................  RCFD 8692          0     M.2.c.
 3. Maturity and repricing data for loans and leases (excluding those in      ////////////////////
    nonaccrual status):                                                       ////////////////////
    a. Closed-end loans secured by first liens on 1-4 family residential      ////////////////////
       properties in domestic offices with a remaining maturity or            ////////////////////
       repricing frequency of:(1)(2)                                          ////////////////////
       (1) Three months or less ............................................  RCON A564     63,630     M.3.a.(1)
       (2) Over three months through 12 months .............................  RCON A565    493,865     M.3.a.(2)
       (3) Over one year through five years ................................  RCON A566    208,193     M.3.a.(3)
       (4) Over three years through five years..............................  RCON A567    185,069     M.3.a.(4)
       (5) Over five years through 15 years.................................  RCON A568    216,205     M.3.a.(5)
       (6) Over 15 years....................................................  RCON A569    263,191     M.3.a.(6)
    b. All loans and leases other than closed-end loans secured by first      ////////////////////
       liens on 1-4 family residential properties in domestic offices with    ////////////////////
       a remaining maturity or repricing frequency of:(1)(3)                  ////////////////////
       (1) Three months or less.............................................  RCFD A570  7,985,292     M.3.b.(1)
       (2) Over three months through 12 months..............................  RCFD A571  1,047,382     M.3.b.(2)
       (3) Over one year through three years................................  RCFD A572  3,159,146     M.3.b.(3)
       (4) Over three years through five years..............................  RCFD A573  3,372,503     M.3.b.(4)
       (5) Over five years through 15 years.................................  RCFD A574    759,041     M.3.b.(5)
       (6) Over 15 years....................................................  RCFD A575     26,834     M.3.b.(6)
    c. Fixed rate AND floating rate loans and leases with a REMAINING         /////////////////////
       MATURITY of one year or less (included in Memorandum items 3.a and     /////////////////////
       3.b above)...........................................................  RCFD A247   3,008,159    M.3.c.
    d. Fixed rate AND floating rate loans secured by nonfarm nonresidential   /////////////////////
       properties in domestic offices(4) with a REMAINING MATURITY of over    /////////////////////
       five years (included in Memorandum item 3.b above)...................  RCON A577     318,112    M.3.d.
    e. Fixed rate AND floating rate commercial and industrial loans(5) with   /////////////////////
       a REMAINING MATURITY of over three years (included in Memorandum 3.b   /////////////////////
       above)...............................................................  RCFD A578     857,505    M.3.e
                                                                             -----------------------

_____________
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4) As defined for Schedule RC-C, part I, item 1.e, column B.
(5) As defined for Schedule RC-C, part I, item 4, column A.

Legal Title of Bank:  The Huntington National Bank                                  Call Date:   12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                       Page RC-8
City, State   Zip:    Columbus, OH 43287                                                                    Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----

Schedule RC-C -- Continued
Part I. Continued

Memoranda (continued)

                                                                      Dollar Amounts in Thousands /////////  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
4. Loans to finance commercial real estate, construction, and land development activities (not    ///////////////////////
   secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A,            ///////////////////////
   page RC-6(1).................................................................................. RCFD 2746        47,490    M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)................. RCFD 5369       192,948    M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties   ///////////////////////
   in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B, page RC-6). RCON 5370       353,233    M.6.
                                                                                                  -----------------------

________________
(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.


Schedule RC-D -- Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                      --------
                                                                                                                       C420 <-
                                                                                                  -----------------------
                                                                      Dollar Amounts in Thousands /////////  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                            ///////////////////////
 1. U.S. Treasury securities in domestic offices................................................. RCON 3531             0    1.
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-backed securities).. RCON 3532             0    2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices....... RCON 3533             0    3.
 4. Mortgage-backed securities (MBS) in domestic offices:                                         ///////////////////////
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA...................... RCON 3534             0    4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA              ///////////////////////
       (include CMOs, REMICs, and stripped MBS).................................................. RCON 3535             0    4.b.
    c. All other mortgage-backed securities...................................................... RCON 3536             0    4.c.
 5. Other debt securities in domestic offices.................................................... RCON 3537             0    5.
 6. Certificates of deposit in domestic offices.................................................. RCON 3538             0    6.
 7. Commercial paper in domestic offices......................................................... RCON 3539             0    7.
 8. Bankers acceptances in domestic offices...................................................... RCON 3540         3,492    8.
 9. Other trading assets in domestic offices..................................................... RCON 3541             0    9.
10. Trading assets in foreign offices............................................................ RCFN 3542             0    10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity     ///////////////////////
    contracts:                                                                                    ///////////////////////
    a. In domestic offices....................................................................... RCON 3343             0    11.a.
    b. In foreign offices........................................................................ RCFN 3543             0    11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)............ RCFD 3545         3,492    12.
                                                                                                  -----------------------
LIABILITIES                                                                                       /////////  Bil Mil Thou
                                                                                                  -----------------------
13. Liability for short positions................................................................ RCFD 3546             0    13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and           ///////////////////////
    equity contracts............................................................................. RCFD 3547             0    14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b)....... RCFD 3548             0    15.
                                                                                                  -----------------------

Legal Title of Bank:  The Huntington National Bank                                  Call Date:   12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                       Page RC-9
City, State   Zip:    Columbus, OH 43287                                                                    Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560


Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                                                ----------
                                                                                                                 C425   (-
                                                                                                                 --------
                                                                                                      Nontransaction
                                                                    Transaction  Accounts                Accounts
                                                           ----------------------------------------- --------------------
                                                               (Column A)         (Column B)           (Column C)
                                                            Total transaction     Memo: Total             Total
                                                           accounts (including  demand deposits      nontransaction
                                                              total demand       (included in           accounts
                                                                deposits)          column A)        (including MMDAs)
                                                           -------------------- -------------------- --------------------
                              Dollar Amounts in Thousands  RCON  Bil Mil Thou  RCON  Bil Mil Thou    RCON   Bil Mil Thou
---------------------------------------------------------- -------------------- -------------------- --------------------

Deposits of:                                               //////////////////  //////////////////  //////////////////
1. Individuals, partnerships, and corporations ..........  2201     3,294,753  2240     2,398,743  2346    13,592,444  1.
2. U.S. Government ......................................  2202        17,065  2280        17,065  2520             0  2.
3. States and political subdivisions in the U.S. ........  2203       120,338  2290       119,767  2530       300,769  3.
4. Commercial banks in the U.S. .........................  2206        60,377  2310        60,377  2550             0  4.
5. Other depository institutions in the U.S. ............  2207         6,557  2312         6,557  2349             0  5.
6. Banks in foreign countries ...........................  2213         1,567  2320         1,567  2236             0  6.
7. Foreign governments and official institutions           //////////////////  //////////////////  //////////////////
   (including foreign central banks) ....................  2216             0  2300             0  2377             0  7.
8. Certified and official checks ........................  2330       113,440  2330       113,440  //////////////////  8.
9. Total (sum of items 1 through 8) (sum of                //////////////////  //////////////////  //////////////////
   columns A and C must equal Schedule RC,                 //////////////////  //////////////////  //////////////////
   item 13.a) ...........................................  2215     3,614,097  2210     2,717,516  2385    13,893,213  9.
                                                          ----------------------------------------------------------------


Memoranda                                                                                          ---------------------
                                                                       Dollar Amounts in Thousands  RCON   Bil Mil Thou
--------------------------------------------------------------------------------------------------- --------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                    //////////////////
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ........................  6835     1,014,289  M.1.a.
   b. Total brokered deposits ....................................................................  2365       484,665  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                      //////////////////
      (1) Issued in denominations of less than $100,000 ..........................................  2343             0  M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000      //////////////////
          and participated out by the broker in shares of $100,000 or less .......................  2344         7,012  M.1.c.(2)
   d. Maturity data for brokered deposits:                                                          //////////////////
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining          //////////////////
          maturity of one year or less (included in Memorandum item 1.c.(1) above)................  A243             0  M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining            //////////////////
          maturity of one year or less (included in Memorandum item 1.b above) ...................  A244       484,665  M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       //////////////////
      reported in item 3 above which are secured or collateralized as required under state law) ..  5590        18,201  M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must         //////////////////
   equal item 9, column C above):                                                                   //////////////////
   a. Savings deposits:                                                                             //////////////////
      (1) Money market deposit accounts (MMDAs) ..................................................  6810     2,862,358  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) ................................................  0352     3,012,115  M.2.a.(2)
   b. Total time deposits of less than $100,000 ..................................................  6648     6,111,458  M.2.b.
   c. Total time deposits of $100,000 or more ....................................................  2604     1,907,282  M.2.c.
3. All NOW accounts (included in column A above) .................................................  2398       873,250  M.3.
4. Not applicable                                                                                  ----------------------

Legal Title of Bank:  The Huntington National Bank                                  Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                      Page RC-10
City, State   Zip:    Columbus, OH  43287                                                                  Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-E--Continued

Part I. Continued
Memoranda (continued)

                                                                                                ---------------------------
                                                                    Dollar Amounts in Thousands     RCON  OIL MIL THOU
-------------------------------------------------------------------------------------------------- ------------------------
5. Maturity and repricing data for time deposits of less than $100,000:                             //////////////////
   a. Time deposits of less than $100,000 with a remaining maturity or repricing  frequency         //////////////////
      of:(1)(2)                                                                                     //////////////////
      (1) Three months or less ...................................................................  A579     1,106,790  M.5.a.(1)
      (2) Over three months through 12 months.....................................................  A580     2,608,153  M.5.a.(2)
      (3) Over one year through three years.......................................................  A581     2,212,296  M.5.a.(3)
      (4) Over three years........................................................................  A582       184,219  M.5.a.(4)
   b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING ..........  //////////////////
      MATURITY of one year or less (included in Memorandum items 5.a.(1) through 5.a.(4) above)     A241     3,714,943  M.5.b.
6. Maturity and repricing data for time deposits of $100,000 or more:                               //////////////////
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of:(1)(3)  //////////////////
      (1) Three months or less ...................................................................  A584       955,065  M.6.a.(1)
      (2) Over three months through 12 months ....................................................  A585       802,464  M.6.a.(2)
      (3) Over one year through three years.......................................................  A586       143,160  M.6.a.(3)
      (4) Over three years........................................................................  A587         6,593  M.6.a.(4)
   b. Fixed rate AND floating rate time deposits of $100,000 or more with a REMAINING.............  //////////////////
      MATURITY of one year or less (included in Memorandum items 6.a.(1) through 6.a.(4) above)...  A242     1,757,529  M.6.b.

_____________
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, memorandum item 2.c above.

Legal Title of Bank:  The Huntington National Bank                                  Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                      Page RC-11
City, State   Zip:    Columbus, OH 43287                                                                  Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                                   -------------------
                                                                       Dollar Amounts in Thousands  RCFN  Bil Mil Thou
--------------------------------------------------------------------------------------------------- ------------------
Deposits of:                                                                                        //////////////////
1. Individuals, partnerships, and corporations ...................................................  2621       184,135  1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................  2623        20,000  2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) ...  2625             0  3.
4. Foreign governments and official institutions (including foreign central banks) ...............  2650             0  4.
5. Certified and official checks .................................................................  2330             0  5.
6. All other deposits ............................................................................  2668       599,369  6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) ..........................  2200       803,504  7.
                                                                                                   -------------------
                                                                                                   -------------------
Memorandum                                                             Dollar Amounts in Thousands  RCFN  Bil Mil Thou
-------------------------------------------------------------------------------------------------- -------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above)  A245       803,504  M.1.
                                                                                                   -------------------

Schedule RC-F--Other Assets

                                                                                                                    -----
                                                                                                                     C430   <-
                                                                                                   -----------------------
                                                                       Dollar Amounts in Thousands /////////  Bil Mil Thou
-------------------------------------------------------------------------------------------------- -----------------------
1. Income earned, not collected on loans ........................................................  RCFD 2164        89,548  1.
2. Net deferred tax assets(1) ...................................................................  RCFD 2148             0  2.
3. Interest-only strips receivable (not in the form of a security) (2) on:                         ///////////////////////
   a. Mortgage loans ............................................................................  RCFD A519             0  3.a.
   b. Other financial assets ....................................................................  RCFD A520             0  3.b.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................  RCFD 2168       700,797  4.
       ----------                                                      --------------------------
   a.  TEXT 3549  Single premium corporate-owned life insurance        RCFD 3549       400,000     ///////////////////////  4.a.
       ----------------------------------------------------------------
   b.  TEXT 3550                                                       RCFD 3550                   ///////////////////////  4.b.
       ----------------------------------------------------------------
   c.  TEXT 3551                                                       RCFD 3551                   ///////////////////////  4.c.
      -----------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ...........................  RCFD 2160       790,345  5.
                                                                                                   -----------------------
                                                                                                   -----------------------
Memorandum                                                             Dollar Amounts in Thousands ////////// Bil Mil Thou
-------------------------------------------------------------------------------------------------- -----------------------
1. Deferred tax assets disallowed for regulatory capital purposes................................  RCFD 5610             0  M.1.
                                                                                                   -----------------------

Schedule RC-G--Other Liabilities

                                                                                                                   -------
                                                                                                                     C435   <-
                                                                                                   -----------------------
                                                                       Dollar Amounts in Thousands ////////// Bil Mil Thou
-------------------------------------------------------------------------------------------------- -----------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(3) ............................  RCON 3645       108,147  1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) .................  RCFD 3646       178,124  1.b.
2. Net deferred tax liabilities(1) ..............................................................  RCFD 3049        70,489  2.
3. Minority interest in consolidated subsidiaries ...............................................  RCFD 3000           (72) 3.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................  RCFD 2938        24,017  4.
       ----------                                                       -------------------------
   a.  TEXT 3552                                                        RCFD 3552                  ///////////////////////  4.a.
       ----------------------------------------------------------------
   b.  TEXT 3553                                                        RCFD 3553                  ///////////////////////  4.b.
       ----------- ----------------------------------------------------
   c.  TEXT 3554                                                        RCFD 3554                  ///////////////////////  4.c.
      -------------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ...........................  RCFD 2930       380,705  5.
                                                                                                   -----------------------

------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  The Huntington National Bank                                Call Date:   12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                    Page RC-12
City, State   Zip:    Columbus, OH 43287                                                                  Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------


Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                               --------
                                                                                                                 C440   <-
                                                                                                    -------------------
                                                                                                      Domestic Offices
                                                                                                    -------------------
                                                                       Dollar Amounts in Thousands  RCON  Bil Mil Thou
--------------------------------------------------------------------------------------------------- -------------------
1. Customers' liability to this bank on acceptances outstanding ..................................  2155        27,818   1.
2. Bank's liability on acceptances executed and outstanding ......................................  2920        27,818   2.
3. Federal funds sold and securities purchased under agreements to resell ........................  1350       560,435   3.
4. Federal funds purchased and securities sold under agreements to repurchase ....................  2800     2,703,544   4.
5. Other borrowed money ..........................................................................  3190     2,577,101   5.
   EITHER                                                                                           //////////////////
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ...................  2163           N/A   6.
   OR                                                                                               //////////////////
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs .....................  2941       806,914   7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs). 2192    26,590,074   8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and     //////////////////
   IBFs) .........................................................................................  3129    24,067,901
                                                                                                   --------------------

                                                                                                   --------------------
Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.         RCON  Bil Mil Thou
                                                                                                   --------------------
10. U.S. Treasury securities .....................................................................  1779       709,723  10.
11. U.S. Government agency obligations (exclude mortgage-backed                                     //////////////////
    securities) ..................................................................................  1785     2,202,080  11.
12. Securities issued by states and political subdivisions in the U.S. ...........................  1786       250,230  12.
13. Mortgage-backed securities (MBS):                                                               //////////////////
    a. Pass-through securities:                                                                     //////////////////
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ..........................................  1787     1,317,425  13.a.(1)
       (2) Other pass-through securities .........................................................  1869             0  13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                   //////////////////
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ..........................................  1877       671,402  13.b.(1)
       (2) All other mortgage-backed securities ..................................................  2253        23,895  13.b.(2)
14. Other domestic debt securities ...............................................................  3159       422,450  14.
15. Foreign debt securities ......................................................................  3160         3,505  15.
16. Equity securities:                                                                              //////////////////
    a. Investments in mutual funds and other equity securities with readily determinable
       fair values................................................................................  A513            42  16.a.
    b. All other equity securities................................................................  3169        53,593  16.b.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) ........  3170     5,708,345  17.
                                                                                                   --------------------
Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
                                                                                                   --------------------
                                                                      Dollar Amounts in Thousands   RCON  Bil Mil Thou
-------------------------------------------------------------------------------------------------- --------------------
   EITHER                                                                                           //////////////////
1. Net due from the IBF of the domestic offices of the reporting bank ............................  3051           N/A  M.1.
   OR                                                                                               //////////////////
2. Net due to the IBF of the domestic offices of the reporting bank ..............................  3059           N/A  M.2.
                                                                                                   --------------------

Legal Title of Bank:  The Huntington National Bank                                Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                   Page RC-13
City, State   Zip:    Columbus, OH 43287                                                                 Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                 ----------
                                                                                                                   C445   (-
                                                                                                     ------------ --------
                                                                     Dollar Amounts in Thousands      RCFN  Bil Mil Thou
----------------------------------------------------------------------------------------------------- --------------------

 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ..................  2133           N/A  1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,     //////////////////
    column A) ......................................................................................  2076           N/A  2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A) .....  2077           N/A  3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ......................................  2898           N/A  4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,           //////////////////
    part II, items 2 and 3) ........................................................................  2379           N/A  5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ......  2381           N/A  6.

Schedule RC-K--Quarterly Averages (1)
__________

                                                                                                                ----------
                                                                                                                  C455    (-
                                                                                               ----------------- --------
                                                                 Dollar Amounts in Thousands    ////////  Bil Mil Thou
----------------------------------------------------------------------------------------------- -------------------------
ASSETS                                                                                          ///////////////////////

 1. Interest-bearing balances due from depository institutions ...............................  RCFD 3381         5,538   1.
 2. U.S. Treasury securities and U.S. Government agency obligations(2) .......................  RCFD 3382     4,808,507   2.
 3. Securities issued by states and political subdivisions in the U.S.(2) ....................  RCFD 3383        33,678   3.
 4. a. Other debt securities(2) ..............................................................  RCFD 3647       621,404   4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) .  RCFD 3648        53,635   4.b.
 5. Federal funds sold and securities purchased under agreements to resell ...................  RCFD 3365        65,181   5.
 6. Loans:                                                                                      ///////////////////////
    a. Loans in domestic offices:                                                               ///////////////////////
       (1) Total loans .......................................................................  RCON 3360    16,285,869   6.a.(1)
       (2) Loans secured by real estate ......................................................  RCON 3385     5,925,796   6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ...............  RCON 3386       113,519   6.a.(3)
       (4) Commercial and industrial loans ...................................................  RCON 3387     5,093,524   6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures .......  RCON 3388     5,136,916   6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs .............  RCFN 3360             0   6.b.
 7. Trading assets ...........................................................................  RCFD 3401         2,901   7.
 8. Lease financing receivables (net of unearned income) .....................................  RCFD 3484     1,600,124   8.
 9. Total assets(4) ..........................................................................  RCFD 3368    25,802,485   9.
LIABILITIES                                                                                     ///////////////////////
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,      ///////////////////////
    and telephone and preauthorized transfer accounts) (exclude demand deposits) .............  RCON 3485     1,735,205  10.
11. Nontransaction accounts in domestic offices:                                                ///////////////////////
    a. Money market deposit accounts (MMDAs) .................................................  RCON 3486     1,520,775  11.a.
    b. Other savings deposits ................................................................  RCON 3487     3,139,746  11.b.
    c. Time deposit of $100,000 or more ....................................................... RCON A514     2,004,284  11.c.
    d. Time deposits of less than $100,000 .................................................... RCON A529     6,084,539  11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs ..  RCFN 3404       305,502  12.
13. Federal funds purchased and securities sold under agreements to repurchase ...............  RCFD 3353     1,846,268  13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized      ///////////////////////
    leases)...................................................................................  RCFD3355      2,925,647  14.
                                                                                               ---------------------------

_____________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  The Huntington National Bank                                Call Date:   12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                    Page RC-14
City, State   Zip:    Columbus, OH 43287                                                                  Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                               --------
                                                                                                                 C460   <-
                                                                                                    -------------------
                                                                       Dollar Amounts in Thousands  RCED  Bil Mil Thou
--------------------------------------------------------------------------------------------------- -------------------
 1. Unused commitments:                                                                             //////////////////
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity    //////////////////
       lines....................................................................................... 3814     1,415,718  1.a.
    b. Credit card lines........................................................................... 3815     1,712,298  1.b.
    c. Commercial real estate, construction, and land development:                                  //////////////////
       (1) Commitments to fund loans secured by real estate........................................ 3816       485,026  1.c.(1)
       (2) Commitments to fund loans not secured by real estate.................................... 6550        25,510  1.c.(2)
    d. Securities underwriting..................................................................... 3817             0  1.d.
    e. Other unused commitments.................................................................... 3818     3,975,235  1.e.
 2. Financial standby letters of credit and foreign office guarantees.............................. 3819       583,721  2.
                                                                            -----------------------
    a. Amount of financial standby letters of credit conveyed to others       RCFD 3820      11,400 //////////////////  2.a.
                                                                            -----------------------
 3. Performance standby letters of credit and foreign office guarantees............................ 3821       121,556  3.
                                                                            -----------------------
    a. Amount of performance standby letters of credit conveyed to others     RCFD 3822       4,807 //////////////////  3.a.
                                                                            -----------------------
 4. Commercial and similar letters of credit....................................................... 3411       180,096  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others             //////////////////
     by the reporting (nonaccepting) bank.......................................................... 3428             0  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      //////////////////
    (nonaccepting) bank............................................................................ 3429             0  6.
 7. Securities borrowed............................................................................ 3432             0  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified against //////////////////
    loss by the reporting bank).................................................................... 3433             0  8.
 9. FINANCIAL ASSETS TRANSFERRED WITH RECOURSE THAT HAVE BEEN TREATED AS SOLD FOR                   //////////////////
    CALL REPORT PURPOSES:                                                                           //////////////////
    a. FIRST LIEN 1-TO-4 FAMILY RESIDENTIAL MORTGAGE LOANS:                                         //////////////////
       (1) OUTSTANDING PRINCIPAL BALANCE OF MORTGAGES TRANSFERRED AS OF THE REPORT DATE............ A521        13,563  9.a.(1)
       (2) AMOUNT OF RECOURSE EXPOSURE ON THESE MORTGAGES AS OF THE REPORT DATE.................... A522        13,563  9.a.(2)
    b. OTHER FINANCIAL ASSETS (EXCLUDING SMALL BUSINESS OBLIGATIONS REPORTED IN ITEM 9.c):          //////////////////
       (1) OUTSTANDING PRINCIPAL BALANCE OF ASSETS TRANSFERRED AS OF THE REPORT DATE............... A523             0  9.b.(1)
       (2) AMOUNT OF RECOURSE EXPOSURE ON THESE ASSETS AS OF THE REPORT DATE....................... A524             0  9.b.(2)
    c. Small business obligations transferred with recourse under Section 208 of the                //////////////////
       Riegle Community Development and Regulatory Improvement Act of 1994:                         //////////////////
       (1) Outstanding principal balance of small business obligations transferred                  //////////////////
           as of the report date................................................................... A249             0  9.c.(1)
       (2) Amount of retained recourse on these obligations as of the report date.................. A250             0  9.b.(2)
10. NOTIONAL AMOUNT OF CREDIT DERIVATIVES:                                                          //////////////////
    a. CREDIT DERIVATIVES ON WHICH THE REPORTING BANK IS THE GUARANTOR............................. A534             0 10.a.
    b. CREDIT DERIVATIVES ON WHICH THE REPORTING BANK IS THE BENEFICIARY........................... A535             0 10.b.
11. Spot foreign exchange contracts................................................................ 8765         3,216 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and    //////////////////
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital"). 3430             0 12.
       ----------------                                                     ----------------------- //////////////////
    a. TEXT 3555                                                            RCFD 3555               ////////////////// 12.a.
    b. TEXT 3556                                                            RCFD 3556               ////////////////// 12.b.
    c. TEXT 3557                                                            RCFD 3557               ////////////////// 12.c.
    d. TEXT 3558                                                            RCFD 3558               ////////////////// 12.d.
       ---------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  The Huntington National Bank                                Call Date:   12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                    Page RC-15
City, State   Zip:    Columbus, OH 43287                                                                  Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-L--Continued

                                                                                                    -------------------
                                                                       Dollar Amounts in Thousands  RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------- -------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) itemize and
    describe each component of this time over 25% of Schedule RC, item 28, "Total equity capital") 5591              0  13.
       --------------                                                      ------------------------ ///////////////////
    a. TEXT 5592                                                           RCFD 5592                /////////////////// 13.a.
    b. TEXT 5593                                                           RCFD 5593                /////////////////// 13.b.
    c. TEXT 5594                                                           RCFD 5594                /////////////////// 13.c.
    d. TEXT 5595                                                           RCFD 5595                /////////////////// 13.d.
       ----------------------------------------------------------------------------------------------------------------

                                                                                                              --------
                                                                                                                C461   <-
                                            -----------------------------------------------------------------------------
                                              (Column A)           (Column B)           (Column C)          Column D
                Dollar Amounts in Thousands  Interest Rate       Foreign Exchange    Equity Derivative    Commodity and
-------------------------------------------    Contracts            Contracts            Contracts       Other Contracts
    Off-balance Sheet Derivatives           -----------------    ----------------    -----------------   -----------------
         Position Indicators                Tril Bil Mil Thou    Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g., notional           //////////////////   //////////////////  //////////////////  /////////////////
    amounts) (for each column, sum of       //////////////////   //////////////////  //////////////////  /////////////////
    items 14.a through 14.e must equal      //////////////////   //////////////////  //////////////////  /////////////////
    sum of items 15, 16.a, and 16.b):       //////////////////   //////////////////  //////////////////  /////////////////
    a. Futures contracts...................                  0                    0                   0                  0 14.a
                                            ------------------   ------------------  ------------------  -----------------
                                                RCFD 8693            RCFD 8694          RCFD 8695            RCFD 8696
                                            ------------------   ------------------  ------------------  -----------------
    b. Forward contracts...................            266,500               31,042                   0                  0 14.b.
                                            ------------------   ------------------  ------------------  -----------------
                                                RCFD 8697            RCFD 8698          RCFD 8699            RCFD 8700
                                            ------------------   ------------------  ------------------  -----------------
    c. Exchange-traded option contracts:    //////////////////   //////////////////  //////////////////  /////////////////
                                            ------------------   ------------------  ------------------  -----------------
       (1) Written options.................                  0                    0                   0                  0 14.c.(1)
                                            ------------------   ------------------  ------------------  -----------------
                                                RCFD 8701            RCFD 8702          RCFD 8703            RCFD 8704
                                            ------------------   ------------------  ------------------  -----------------
       (2) Purchased options...............                  0                    0                   0                  0 14.c.(2)
                                            ------------------   ------------------  ------------------  -----------------
                                                RCFD 8705            RCFD 8706          RCFD 8707            RCFD 8708
                                            ------------------   ------------------  ------------------  -----------------
    d. Over-the-counter option contracts:   //////////////////   //////////////////  //////////////////  /////////////////
                                            ------------------   ------------------  ------------------  -----------------
       (1) Written options.................             26,510                    0                   0                  0 14.d.(1)
                                            ------------------   ------------------  ------------------  -----------------
                                                RCFD 8709            RCFD 8710          RCFD 8711            RCFD 8712
                                            ------------------   ------------------  ------------------  -----------------
       (2) Purchased options...............            707,510                    0                   0                  0 14.d.(2)
                                            ------------------   ------------------  ------------------  -----------------
                                                RCFD 8713            RCFD 8714          RCFD 8715            RCFD 8716
                                            ------------------   ------------------  ------------------  -----------------
    e. Swaps...............................          3,604,761               35,417                   0                  0 14.e.
                                            ------------------   ------------------  ------------------  -----------------
15. Total gross notional amount of          //////////////////   //////////////////  //////////////////  /////////////////
    derivative contracts held for trading..            748,634               31,042                   0                  0 15.
                                            ------------------   ------------------  ------------------  -----------------
                                                RCFD A126            RCFD A127          RCFD 8723            RCFD 8724
                                            ------------------   ------------------  ------------------  -----------------
16. Gross notional amount of                //////////////////   //////////////////  //////////////////  /////////////////
    derivative contracts held for           //////////////////   //////////////////  //////////////////  /////////////////
    purposes other than trading:            //////////////////   //////////////////  //////////////////  /////////////////
                                            ------------------   ------------------  ------------------  -----------------
    a. Contracts marked to market..........            497,500                    0                   0                  0 16.a.
                                            ------------------   ------------------  ------------------  -----------------
                                                RCFD 8725            RCFD 8726          RCFD 8727            RCFD 8728
                                            ------------------   ------------------  ------------------  -----------------
    b. Contracts not marked to market......          3,359,147               35,417                   0                  0 16.b.
                                            ------------------   ------------------  ------------------  -----------------
                                                RCFD 8729            RCFD 8730          RCFD 8731            RCFD 8732
                                            ------------------   ------------------  ------------------  -----------------
    c. INTEREST RATE SWAPS WHERE THE BANK   //////////////////   //////////////////  //////////////////  /////////////////
       HAS AGREED TO PAY A FIXED RATE......            150,000   //////////////////  //////////////////  ///////////////// 16.c.
                                            ------------------   ------------------  ------------------  -----------------
                                                RCFD A589        //////////////////  //////////////////  /////////////////
                                            ------------------   ------------------  ------------------  -----------------

Legal Title of Bank:  The Huntington National Bank                                 Call Date:   12/31/97 ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                     Page RC-16
City, State   Zip:    Columbus, OH 43287                                                                   Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------


Schedule RC-L--Continued

                                                                                                             -------------
                                                                                                                   C462   <-
                                  ----------------------------------------------------------------------------------------
                                       (Column A)          (Column B)          (Column C)            (Column D)
    Dollar Amounts in Thousands       Interest Rate       Foreign Exchange   Equity Derivative      Commodity and
-----------------------------------    Contracts            Contracts           Contracts          Other Contracts
   Off-balance Sheet Derivatives
        Position Indicators
--------------------------------------------------------------------------------------------------------------------------
                                   RCFD  Bil Mil Thou    RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
17. Gross fair values of           ////////////////////  //////////////////  //////////////////  ///////////////////
    derivative contracts:          ////////////////////  //////////////////  //////////////////  ///////////////////
    a. Contracts held for          ////////////////////  //////////////////  //////////////////  ///////////////////
       trading:                    ////////////////////  //////////////////  //////////////////  ///////////////////
       (1) Gross positive          ////////////////////  //////////////////  //////////////////  ///////////////////
           fair value............. 8733          39,434  8734           448  8735             0  8736              0  17.a.(1)
       (2) Gross negative          ////////////////////  //////////////////  //////////////////  ///////////////////
           fair value............. 8737          38,688  8738           452  8739             0  8740              0  17.a.(2)
    b. Contracts held for          ////////////////////  //////////////////  //////////////////  ///////////////////
       purposes other than         ////////////////////  //////////////////  //////////////////  ///////////////////
       trading that are marked     ////////////////////  //////////////////  //////////////////  ///////////////////
       to market:                  ////////////////////  //////////////////  //////////////////  ///////////////////
       (1) Gross positive          ////////////////////  //////////////////  //////////////////  ///////////////////
           fair value............. 8741           8,440  8742             0  8743             0  8744              0  17.b.(1)
       (2) Gross negative          ////////////////////  //////////////////  //////////////////  ///////////////////
           fair value............. 8745           1,346  8746             0  8747             0  8748              0  17.b.(2)
    c. Contracts held for          ////////////////////  //////////////////  //////////////////  ///////////////////
       purposes other than         ////////////////////  //////////////////  //////////////////  ///////////////////
       trading that are not        ////////////////////  //////////////////  //////////////////  ///////////////////
       marked to market:           ////////////////////  //////////////////  //////////////////  ///////////////////
       (1) Gross positive          ////////////////////  //////////////////  //////////////////  ///////////////////
           fair value............. 8749          37,529  8750           132  8751             0  8752              0  17.c.(1)
       (2) Gross negative          ////////////////////  //////////////////  //////////////////  ///////////////////
           fair value............. 8753           2,715  8754             0  8755             0  8756              0  17.c.(2)
                                  ------------------------------------------------------------------------------------------

                                                                                             ----------------------------
Memoranda                                                                                     Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------- --------------------
                                                                                                     RCFD  Bil Mil Thou
 1-2. Not applicable                                                                                 //////////////////
 3. Unused commitments with an original maturity exceeding one year that are reported in             //////////////////
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments      //////////////////
    that are fee paid or otherwise legally binding) ...............................................  3833     2,884,813  M.3.
    a. Participations in commitments with an original maturity                                       //////////////////
       exceeding one year conveyed to others ...........................    RCFD   3834     374,887  //////////////////  M.3.a.
 4. To be completed only by banks with $1 billion or more in total assets:                           //////////////////
    Standby letters of credit and foreign office guarantees (both financial and performance) issued  //////////////////
    to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above .............  3377         1,350  M.4.
 5. Installment loans to individuals for household, family, and other personal expenditures that     //////////////////
    have been securitized and sold (with servicing retained), amounts outstanding by type of loan:   //////////////////
    a. Loans to purchase private passenger automobiles (TO BE COMPLETED FOR THE                      //////////////////
       SEPTEMBER REPORT ONLY)......................................................................  2741           N/A  M.5.a.
    b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)..................................  2742             0  M.5.b.
    c. All other consumer installment credit (including mobile home loans) (TO BE COMPLETED FOR      //////////////////
       THE SEPTEMBER REPORT ONLY)..................................................................  2743           N/A  M.5.c.
                                                                                                    ----------------------

                                       26

Legal Title of Bank:  The Huntington National Bank                                 Call Date:   12/31/97 ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                    Page RC-17
City, State   Zip:    Columbus, OH 43287
FDIC Certificate No.: 06560

Schedule RC-M--Memoranda

                                                                                                                 ----------
                                                                                                                   C465   (-
                                                                                                     ----------------------------
                                                                          Dollar Amounts in Thousands RCFD Bil Mil Thou
----------------------------------------------------------------------------------------------------- ----------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal         //////////////////
   shareholders, and their related interests as of the report date:                                   //////////////////
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal    //////////////////
      shareholders, and their related interests ....................................................  6164       332,236  1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all   //////////////////
      extensions of credit by the reporting bank (including extensions of credit to                   //////////////////
      related interests) equals or exceeds the lesser of $500,000 or 5 percent              Number    //////////////////
                                                                                ------------------    //////////////////
      of total capital as defined for this purpose in agency regulations.      | RCFD 6165 |    17    //////////////////  1.b.
                                                                                ------------------    //////////////////
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches          //////////////////
   and agencies of foreign banks(1) (included in Schedule RC, item 3) ..............................  3405             0  2.
3. Not applicable.                                                                                    //////////////////
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         //////////////////
   (include both retained servicing and purchased servicing):                                         //////////////////
   a. Mortgages serviced under a GNMA contract .....................................................  5500       230,304  4.a.
   b. Mortgages serviced under a FHLMC contract:                                                      //////////////////
      (1) Serviced with recourse to servicer .......................................................  5501         4,549  4.b.(1)
      (2) Serviced without recourse to servicer ....................................................  5502     1,428,709  4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                       //////////////////
      (1) Serviced under a regular option contract .................................................  5503         8,220  4.c.(1)
      (2) Serviced under a special option contract .................................................  5504     4,041,831  4.c.(2)
   d. Mortgages serviced under other servicing contracts ...........................................  5505     2,264,979  4.d.
5. To be completed only by banks with $1 billion or more in total assets:                             //////////////////
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        //////////////////
   equal Schedule RC, item 9):                                                                        //////////////////
   a. U.S. addressees (domicile) ...................................................................  2103        27,818  5.a.
   b. Non-U.S. addressees (domicile) ...............................................................  2104             0  5.b.
6. Intangible assets:                                                                                 //////////////////
   a. Mortgage servicing rights ....................................................................  3164        66,174  6.a.
                                                                                --------------------  //////////////////
      (1) Estimated fair value of mortgage servicing assets .................. | RCFD A590 |  52,070  //////////////////  6.a.(1)
                                                                                --------------------  //////////////////
   b. Other identifiable intangible assets:                                                           //////////////////
      (1) Purchased credit card relationships ......................................................  5506             0  6.b.(1)
      (2) All other identifiable intangible assets .................................................  5507         1,921  6.b.(2)
   c. Goodwill .....................................................................................  3163       236,304  6.c.
   d. Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10) ........  2143       304,399  6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or    //////////////////
      are otherwise qualifying for regulatory capital purposes .....................................  6442             0  6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to redeem         //////////////////
   the debt ........................................................................................  3295             0  7.
                                                                                                     ----------------------

_____________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  The Huntington National Bank                                 Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                     Page RC-18
City, State   Zip:    Columbus, OH 43287                                                                  Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-M--Continued

                                                                                             ----------------------------
                                                                 Dollar Amounts in Thousands            Bil Mil Thou
-------------------------------------------------------------------------------------------- ----------------------------
 8. a. Other real estate owned:                                                              ///////////////////////
       (1) Direct and indirect investments in real estate ventures ........................  RCFD 5372             0   8.a.(1)
                                                                                             ///////////////////////
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices ......................  RCON 5508         3,107   8.a.(2)(a)
           (b) Farmland in domestic offices ...............................................  RCON 5509             0   8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices ......................  RCON 5510         2,465   8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices .........  RCON 5511            89   8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices ......................  RCON 5512        11,954   8.a.(2)(e)
           (f) In foreign offices .........................................................  RCFN 5513             0   8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ......  RCFD 2150        17,615   8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                  ///////////////////////
       (1) Direct and indirect investments in real estate ventures ........................  RCFD 5374         8,734   8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ..  RCFD 5375             0   8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ......  RCFD 2130         8,734   8.b.(3)
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,     ///////////////////////
    item 23, "Perpetual preferred stock and related surplus" ..............................  3778                  0   9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include            ///////////////////////
    proprietary, private label, and third party products):
    a. Money market funds .................................................................  RCON 6441        10,393  10.a.
    b. Equity securities funds ............................................................  RCON 8427        31,014  10.b.
    c. Debt securities funds ..............................................................  RCON 8428         9,726  10.c.
    d. Other mutual funds .................................................................  RCON 8429        10,767  10.d.
    e. Annuities ..........................................................................  RCON 8430        32,397  10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through       ///////////////////////
       10.e above) ........................................................................  RCON 8784         2,621  10.f.
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative         ///////////////////////
    contracts included in assets and liabilities reported in Schedule RC ..................  RCFD A525           752  11.
12. Amount of assets netted against nondeposit liabilities and deposits in foreign           ///////////////////////
    offices (other than insured branches in Puerto Rico and U.S. territories and             ///////////////////////
    possessions) on the balance sheet (Schedule RC) in accordance with generally             ///////////////////////
    accepted accounting principles(1) .....................................................  RCFD A526             0  12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage        ///////////////////////
    loans that are serviced for others (to be completed if this balance is more than         ///////////////////////
    $10 million and exceeds ten percent of total assets) ..................................  RCFD A591             0  13.
                                                                                             ---------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                   --------------------------
Memorandum                                                            Dollar Amounts in Thousands RCFD 3836      Bil Mil Thou
------------------------------------------------------------------------------------------------ ----------------------------
1. Reciprocal holdings of banking organizations' capital instruments                              //////////////////
   (to be completed for the December report only) ..............................................             600,000  M.1.
                                                                                                 -------------------

---------------------------------------------------------------------------------------------------------------------------------

--------------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank:  The Huntington National Bank                                 Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                     Page RC-19
City, State   Zip:    Columbus, OH 43287                                                                   Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
               and Other Assets


The FFIEC regards the information reported in
all of Memorandum item 1, in items 1 through 10,
column A, and in Memorandum items 2 through 4,
column A, as confidential.
                                                                                                            ------------
                                                                                                              C470      <-
                                                      ------------------------------------------------------------------
                                                            (Column A)          (Column B)          (Column C)
                                                            Past due            Past due 90         Nonaccrual
                                                           30 through 89        days or more
                                                           days and still        and still
         Dollar Amounts in Thousands                         accruing            accruing
                                                       RCFD Bil Mil Thou     RCFD Bil Mil Thou  RCFD Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate:                      ////////////////////  //////////////////  //////////////////
    a. To U.S. addressees (domicile) ................  1245         158,116  1246        18,711  1247        29,150   1.a.
    b. To non-U.S. addressees (domicile) ............  1248               0  1249             0  1250             0   1.b.
 2. Loans to depository institutions and               ////////////////////  //////////////////  //////////////////
    acceptances of other banks:                        ////////////////////  //////////////////  //////////////////
    a. To U.S. banks and other U.S. depository         ////////////////////  //////////////////  //////////////////
       institutions .................................  5377               0  5378             0  5379             0   2.a.
    b. To foreign banks .............................  5380               0  5381             0  5382             0   2.b.
 3. Loans to finance agricultural production and       ////////////////////  //////////////////  //////////////////
    other loans to farmers ..........................  1594             535  1597           203  1583           172   3.
 4. Commercial and industrial loans:                   ////////////////////  //////////////////  //////////////////
    a. To U.S. addressees (domicile) ................  1251          67,516  1252        15,430  1253        36,318   4.a.
    b. To non-U.S. addressees (domicile) ............  1254               0  1255             0  1256             0   4.b.
 5. Loans to individuals for household, family, and    ////////////////////  //////////////////  //////////////////
    other personal expenditures:                       ////////////////////  //////////////////  /////////////////
    a. Credit cards and related plans ...............  5383          13,461  5384         4,686  5385             0   5.a.
    b. Other (includes single payment, installment,    ////////////////////  //////////////////  //////////////////
       and all student loans) .......................  5386          81,975  5387        10,273  5388           342   5.b.
 6. Loans to foreign governments and official          ////////////////////  //////////////////  //////////////////
    institutions ....................................  5389               0  5390             0  5391             0   6.
 7. All other loans .................................  5459               0  5460             0  5461             0   7.
 8. Lease financing receivables:                       ////////////////////  //////////////////  //////////////////
    a. Of U.S. addressees (domicile) ................  1257          27,955  1258         3,638  1259             0   8.a.
    b. Of non-U.S. addressees (domicile) ............  1271               0  1272             0  1791             0   8.b.
 9. Debt securities and other assets (exclude other    ////////////////////  //////////////////  //////////////////
    real estate owned and other repossessed assets) .  3505               0  3506             0  3507             0   9.
                                                      ------------------------------------------------------------------

================================================================================
Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.


                                                     RCFD Bil Mil Thou     RCFD Bil Mil Thou    RCFD Bil Mil Thou
10. Loans and leases reported in items 1             ---------------------------------------------------------------
    through 8 above which are wholly or partially      ///////////////////  //////////////////  //////////////////
    guaranteed by the U.S. Government ...............  5612          2,808  5613         2,841  5614         2,059   10.
    a. Guaranteed portion of loans and leases          ///////////////////  //////////////////  //////////////////
       included in item 10 above ....................  5615          2,387  5616         2,699  5617         1,363   10.a.
                                                      -----------------------------------------------------------------

                                       29

Legal Title of Bank:  The Huntington National Bank                                 Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                    Page RC-20
City, State   Zip:    Columbus, OH 43287                                                                  Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-N--Continued

                                                                                                            ----------
                                                                                                              C473   <-
                                                       --------------------------------------------------------------
                                                          (Column A)          (Column B)          (Column C)
                                                           Past due           Past due 90         Nonaccrual
                                                         30 through 89        days or more
                                                        days and still         and still
Memoranda                 Dollar Amounts in Thousands      accruing            accruing
                                                        ----------------     ----------------     ---------------
                                                       RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
------------------------------------------------------ -------------------- -------------------- ---------------------
 1. Restructured loans and leases included in          //////////////////  //////////////////  //////////////////
    Schedule RC-N, items 1 through 8, above            //////////////////  //////////////////  //////////////////
    (and not reported in Schedule RC-C, part I,        //////////////////  //////////////////  //////////////////
    Memorandum item 2)...............................  1658            23  1659            28  1661         1,110  M.1.
 2. Loans to finance commercial real estate,           //////////////////  //////////////////  //////////////////
    construction, and land development activities      //////////////////  //////////////////  //////////////////
    (NOT SECURED BY REAL ESTATE) included in           //////////////////  //////////////////  //////////////////
    Schedule RC-N, items 4 and 7, above .............  6558             0  6559             0  6560             0  M.2.
                                                       -------------------- -------------------- --------------------
 3. Loans secured by real estate in domestic offices   RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou
    (included in Schedule RC-N, item 1, above):        //////////////////  //////////////////  //////////////////
    a. Construction and land development ............  2759        15,417  2769         2,140  3492         5,916  M.3.a.
    b. Secured by farmland ..........................  3493             0  3494             0  3495             0  M.3.b.
    c. Secured by 1-4 family residential properties:   //////////////////  //////////////////  //////////////////
       (1) Revolving, open-end loans secured by        //////////////////  //////////////////  //////////////////
           1-4 family residential properties and       //////////////////  //////////////////  //////////////////
           extended under lines of credit ...........  5398        11,497  5399         3,330  5400             0  M.3.c.(1)
       (2) All other loans secured by 1-4 family       //////////////////  //////////////////  //////////////////
           residential properties ...................  5401        68,128  5402         6,288  5403        13,811  M.3.c.(2)
    d. Secured by multifamily (5 or more)              //////////////////  //////////////////  //////////////////
       residential properties .......................  3499             0  3500             0  3501             0  M.3.d.
    e. Secured by nonfarm nonresidential properties..  3502        63,074  3503         6,953  3504         9,423  M.3.e.
                                                      ----------------------------------------------------------------

                                                      -------------------------------------------
                                                          (Column A)          (Column B)
                                                          Past due 30         Past due 90
                                                        through 89 days       days or more
                                                      -------------------- --------------------
                                                       RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
 4. Interest rate, foreign exchange rate, and other    //////////////////  //////////////////
    commodity and equity contracts:                    //////////////////  //////////////////
    a. Book value of amounts carried as assets ......  3522             0  3528             0  M.4.a.
    b. Replacement cost of contracts with a            //////////////////  //////////////////
       positive replacement cost ....................  3529             0  3530             0  M.4.b.
                                                      -------------------------------------------


-----------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:      C477 <-
BILL TELZEROW, MANAGER OF FINANCIAL REPORTING     (614) 480-4563
---------------------------------------------     ---------------------------------------------------
Name and Title (TEXT 8901)                        Area code/phone number/extension (TEXT 8902)

Legal Title of Bank:  The Huntington National Bank                                 Call Date:   12/31/97 ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                     Page RC-21
City, State   Zip:    Columbus, OH 43287                                                                   Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments
__________

                                                                                                               ----------
                                                                                                                 C475   (-
                                                                                             ---------------------------
                                                                    Dollar Amounts in Thousands     RCON Bil Mil Thou
--------------------------------------------------------------------------------------------------- --------------------
 1. Unposted debits (see instructions):                                                             //////////////////
    a. Actual amount of all unposted debits ......................................................  0030             0   1.a.
       OR                                                                                           //////////////////
    b. Separate amount of unposted debits:                                                          //////////////////
       (1) Actual amount of unposted debits to demand deposits ...................................  0031           N/A   1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ......................  0032           N/A   1.b.(2)
 2. Unposted credits (see instructions):                                                            //////////////////
    a. Actual amount of all unposted credits .....................................................  3510         3,070   2.a.
       OR                                                                                           //////////////////
    b. Separate amount of unposted credits:                                                         //////////////////
       (1) Actual amount of unposted credits to demand deposits ..................................  3512           N/A   2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) .....................  3514           N/A   2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total        //////////////////
    deposits in domestic offices) ................................................................  3520             0   3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in            //////////////////
    Puerto Rico and U.S. territories and possessions (not included in total deposits):              //////////////////
    a. Demand deposits of consolidated subsidiaries ..............................................  2211         3,753   4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries .................................  2351             0   4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ......................  5514             0   4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:               //////////////////
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ..................  2229             0   5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) .....  2383             0   5.b.
    c. Interest accrued and unpaid on deposits in insured branches                                  //////////////////
       (included in Schedule RC-G, item 1.b) .....................................................  5515             0   5.c.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on        //////////////////
    behalf of its respondent depository institutions that are also reflected as deposit liabilities //////////////////
    of the reporting bank:                                                                          //////////////////
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5          //////////////////
       column B) .................................................................................  2314             0   6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,         //////////////////
       item 4 or 5, column A or C, but not column B) .............................................  2315             0   6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1), (2)                        //////////////////
    a. Unamortized premiums ......................................................................  5516           127   7.a.
    b. Unamortized discounts .....................................................................  5517             0   7.b.
 8. To be completed by banks with "Oakar deposits."                                                 //////////////////
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter       //////////////////
       (exclude deposits purchased or acquired from foreign offices other than insured branches     //////////////////
       in Puerto Rico and U.S. territories and possessions):                                        //////////////////
       (1) Total deposits purchased or acquired from other FDIC-insured institutions during         //////////////////
           the quarter ...........................................................................  A531        76,106   8.a.(1)
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable     //////////////////
           to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF        //////////////////
           members report deposits attributable to BIF) ..........................................  A532             0   8.a.(2)
    b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter     //////////////////
       (exclude sales or transfers by the reporting bank of deposits in foreign offices other than  //////////////////
       insured branches in Puerto Rico and U.S. territories and possessions) .....................  A533             0   8.b.
                                                                                                   ----------------------

--------------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

Legal Title of Bank:  The Huntington National Bank                                  Call Date:  12/31/97  ST-BK: 39-1610  FFIEC 031
Address:              41 S. High St.                                                                                     Page RC-22
City, State   Zip:    Columbus, OH 43287                                                                   Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-O--Continued

                                                                                                   -------------------
                                                                       Dollar Amounts in Thousands RCON   Bil Mil Thou
-------------------------------------------------------------------------------------------------- -------------------
 9. Deposits in lifeline accounts.................................................................  5596//////////////   9.
10. Benefit-responsive "Depository Institution Investment Contracts: (included in total             //////////////////
    deposits in domestic offices).................................................................  8432             0  10.
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico       //////////////////
    and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal           //////////////////
    demand balances:                                                                                //////////////////
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal          //////////////////
       demand balances with the domestic offices of U.S. banks and savings associations             //////////////////
       and insured branches in Puerto Rico and U.S. territories and possessions that were           //////////////////
       reported on a gross basis in Schedule RC-E had been reported on a net basis................  8785         6,557  11.a.
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal        //////////////////
       demand balances with foreign banks and foreign offices of other U.S. banks (other than       //////////////////
       insured branches in Puerto Rico and U.S. territories and possessions) that were reported     //////////////////
       on a net basis in Schedule RC-E had been reported on a gross basis.........................  A181             0  11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection      //////////////////
       were included in the calculation of the reporting bank's net reciprocal demand balances      //////////////////
       with the domestic offices of U.S. banks and savings associations and insured branches        //////////////////
       in Puerto Rico and U.S. territories and possessions in Schedule RC-E....................... A182              0  11.c.
12. Amount of assets netted against deposit liabilities in domestic offices and in insured          //////////////////
    branches in Puerto Rico and U.S. territories and possessions on the balance sheet               //////////////////
    (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts      //////////////////
    related to reciprocal demand balances):                                                         //////////////////
    a. Amount of assets netted against demand deposits............................................  A527             0  12.a.
    b. Amount of assets netted against time and savings deposits..................................  A528             0  12.b.
                                                                                                    ------------------

Memoranda (to be completed each quarter except as noted)

                                                                                                   -------------------
                                                                      Dollar Amounts in Thousands  RCON   Bil Mil Thou
-------------------------------------------------------------------------------------------------  -------------------
                                                                                                    RCON
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1)     //////////////////
    must equal Schedule RC, item 13.a):                                                             //////////////////
    a. Deposit accounts of $100,000 or less:                                                        //////////////////
       (1) Amount of deposit accounts of $100,000 or less ........................................  2702    10,887,241  M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be                            Number  //////////////////
                                                                        ---------------------------
           completed for the June report only) ........................  RCON 3779           N/A    //////////////////  M.1.a.(2)
                                                                        ---------------------------
    b. Deposit accounts of more than $100,000:                                                      //////////////////
       (1) Amount of deposit accounts of more than $100,000 ...........                             2710     6,620,069  M.1.b.(1)
                                                                                            Number  //////////////////
                                                                        ---------------------------
       (2) Number of deposit accounts of more than $100,000 ...........  RCON 2722          19,118  //////////////////  M.1.b.(2)
                                                                        -------------------------------------------------
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by
       $100,000 and subtracting the result from the amount of deposit accounts of more than
       $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank has a method or procedure for RCON     Yes     No
                                                                                                    -------------------
       determining a better estimate of uninsured deposits than the estimate described above .....  6861         ///  X M.2.a.
                                                                                                    -------------------
    b. If the box marked YES has been checked, report the estimate of uninsured deposits            RCON   Bil Mil Thou
                                                                                                    -------------------
       determined by using your bank's method or procedure .......................................  5597           N/A  M.2.b.
                                                                                                    -------------------
3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
                                                                                                          FDIC Cert No.
    -----------                                                                                ------------------------
     TEXT A545  N/A                                                                            RCCN A545  N/A           M.3.
    -------------------------------------------------------------------------------------------------------------------

                                       32

Legal Title of Bank:  The Huntington National Bank                                  Call Date:  12/31/97  ST-BK: 39-1610 FFIEC 031
Address:              41 S. High St.                                                                                    Page RC-23
City, State   Zip:    Columbus, Ohio 43287                                                                Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                             ------------
                                                                                                                C480    (-
1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed           -----------------
   only by banks with total assets of less than $1 billion.  Indicate in the appropriate                      YES        NO
   box at the right whether the bank has total capital greater than or equal to eight percent -------------------------------
   of adjusted total assets ...............................................................   RCFD   6056      ////        1.
                                                                                            ---------------------------------
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete item 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

NOTE: ALL BANKS ARE REQUIRED TO COMPLETE ITEMS 2 AND 3 BELOW.
      SEE OPTIONAL WORKSHEET FOR ITEMS 3.a THROUGH 3.f.


                                                                              -------------------------------------------
                           Dollar Amounts in Thousands                                 RCFD     Bil     Mil     Thou
------------------------------------------------------------------------------ -------------------- ---------------------
2.   Portion of qualifying limited-life capital instruments (original weighted       ////////////////////////////////////
     average maturity of at least five years) that is includible in Tier 2 capital:  ////////////////////////////////////
     a. Subordinated debt (1) and intermediate term preferred stock ...............  A515                         729,472  2.a
     b. Other limited-life capital instruments ....................................  A516                               0  2.b
3.   Amounts used in calculating regulatory capital ratios (report amounts           ////////////////////////////////////
     determined by the bank for its own internal regulatory capital analyses         ////////////////////////////////////
     consistent with applicable capital standards):                                  ////////////////////////////////////
     a. Tier 1 capital ............................................................  8274                       1,456,305  3.a
     b. Tier 2 capital ............................................................  8275                         986,486  3.b
     c. Total risk-based capital ..................................................  3792                       2,442,791  3.c
     d. Excess allowance for loan and lease losses (amount that exceeds 1.25% of     ////////////////////////////////////
        gross risk-weighted assets) ...............................................  A222                               0  3.d
     e. Net risk-weighted assets (gross risk-weighted assets less excess allowance   ////////////////////////////////////
        reported in item 3.d above and all other deductions) ......................  A223                      22,009,751  3.e
     f. "Average total assets" (quarterly average reported in Schedule RC-K, item    ////////////////////////////////////
        9, less all assets deducted from Tier 1 capital)(2) .......................  A224                      25,528,340  3.f


                                                                               ---------------------------------------------
Items 4-9 Memoranda items 1 and 2 are to be completed                                    (Column A)        (Column B)
by banks that answered NO to item 1 above and                                               Assets         Credit Equiv-
by banks with total assets of $1 billion or more.                                          Recorded         alent Amount
                                                                                            on the        of Off-Balance
                                                                                        Balance Sheet     Sheet Items(3)
                                                                                -----------------------  --------------------
                                                                                  RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou
                                                                                -----------------------  --------------------
4.   Assets and credit equivalent amounts of off-balance sheet items
     assigned to the Zero percent risk category:                                ///////////////////////  ////////////////////
     a. Assets recorded on the balance sheet ................................   5163         1,187,451   ////////////////////  4.a
     b. Credit equivalent amount of off-balance sheet items .................   ///////////////////////  3796               0  4.b


---------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  The Huntington National Bank                                  Call Date:   12/31/97 ST-BK: 39-1610 FFIEC 031
Address:              41 S. High St.                                                                                     Page RC-24
City, State   Zip:    Columbus, OH 43287                                                                   Printed 1/30/98 at 16:39
FDIC Certificate No.: 06560
                      -----------

Schedule RC-R--Continued

                                                                              -----------------------------------------
                                                                                   (Column A)          (Column B)
                                                                                     Assets          Credit Equiv-
                                                                                    Recorded          alent Amount
                                                                                     on the          of Off-Balance
                                                                                 Balance Sheet       Sheet Items(1)
                                                                              -------------------- --------------------
                                                Dollar Amounts in Thousands    RCFD Bil Mil Thou    RCFD Bil Mil Thou
---------------------------------------------------------------------------   -------------------- --------------------
5. Assets and credit equivalent amounts of off-balance sheet items             //////////////////  //////////////////
   assigned to the 20 percent risk category:                                   //////////////////  //////////////////
   a. Assets recorded on the balance sheet.................................... 5165     5,496,277  //////////////////  5.a.
   b. Credit equivalent amount of off-balance sheet items ...................  //////////////////  3801        48,506  5.b.
6. Assets and credit equivalent amounts of off-balance sheet items             //////////////////  //////////////////
   assigned to the 50 percent risk category:                                   //////////////////  //////////////////
   a. Assets recorded on the balance sheet ..................................  3802     2,364,548  //////////////////  6.a.
   b. Credit equivalent amount of off-balance sheet items ...................  //////////////////  3803        61,267  6.b.
7. Assets and credit equivalent amounts of off-balance sheet items             //////////////////  //////////////////
   assigned to the 100 percent risk category:                                  //////////////////  //////////////////
   a. Assets recorded on the balance sheet ..................................  3804    17,531,851  //////////////////  7.a.
   b. Credit equivalent amount of off-balance sheet items ...................  //////////////////  3805     2,156,034  7.b.
8. On-balance sheet asset values excluded from and deducted in                 //////////////////  //////////////////
   the calculation of the risk-based capital ratio(2)........................  3806       266,959  //////////////////  8.
9. Total assets recorded on the balance sheet (sum of                          //////////////////  //////////////////
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,          //////////////////  //////////////////
   item 12 plus items 4.b and 4.c) ..........................................  3807    26,847,086  //////////////////  9.
                                                                              -------------------------------------------

Memoranda                                                              Dollar Amounts in Thousands  RCFD    Bil Mil Thou
--------------------------------------------------------------------------------------------------- --------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the         //////////////////
   risk-basked capital standards .................................................................  8764        73,776 M.1



                                           -----------------------------------------------------------------------------
                                                                With a remaining maturity of
                                           -----------------------------------------------------------------------------
                                                  (Column A)             (Column B)                (Column C)
                                               One year or less         Over one year            Over five years
 2. Notional principal amounts of                                     through five years
    off-balance sheet derivative           -----------------------  -----------------------  ---------------------------
    contracts(3):                          RCFD Tril Bil Mil Thou    RCFD Tril Bil Mil Thou     RCFD Tril Bil Mil Thou
                                           -----------------------  -----------------------  ---------------------------
    a. Interest rate contracts ...........  3809           909,130  8766          1,664,701  8767           742,950  M.2.a.
    b. Foreign exchange contracts ........  3812            31,042  8769             35,417  8770                 0  M.2.b.
    c. Gold contracts ....................  8771                 0  8772                  0  8773                 0  M.2.c.
    d. Other precious metals contracts ...  8774                 0  8775                  0  8776                 0  M.2.d.
    e. Other commodity contracts .........  8777                 0  8778                  0  8779                 0  M.2.e.
    f. Equity derivative contracts .......  A000                 0  A001                  0  A002                 0  M.2.f.
                                           -----------------------------------------------------------------------------

--------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:   The Huntington National Bank            Call Date:   12/31/97  ST-BK: 39-1610  FFIEC 031
Address:               41 S. High St.                                                                 Page RC-25
City, State   Zip:     Columbus, OH  43287                                              Printed 1/30/98 at 16:39
FDIC Certificate No.:  06560
                       --------

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                   at close of business on December 31, 1997


The Huntington National Bank                 Columbus,                    Ohio
-------------------------------------------------------------------------------
Legal Title of Bank                          City                         State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO
THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
-------------------------------------------------------------------------------
No comment  // (RCON 6979)                                    C471    C472   <-

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)

During the quarter ended December 31, 1997, the Huntington National Bank acquired The Bank of Winter Park, headquartered in Winter Park, Florida. The acquisition was accounted for using the purchase method of accounting and was effective October 31, 1997.


                  --------------------------------------      -----------------
                  Signature of Executive Officer of Bank      Date of Signature

Legal Title of Bank:  The Huntington National Bank                                  Call Date:  12/31/97  ST-BK: 39-1610
Address:              41 S. High St.
City, State   Zip:    Columbus, OH  43287
FDIC Certificate No.: 06560
                      -----------

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                OMB No. For  OCC:  1557-0081
NAME AND ADDRESS OF BANK                                                        OMB No. For FDIC:  3064-0052
                                                                           OMB No. For Federal Reserve: 7100-0036
                                                                                Expiration Date:   3/31/2000

                                                                                       SPECIAL REPORT
                                                                               (Dollar Amounts in Thousands)

                                                                ------------------------------------------------------------------
                                                                CLOSE OF BUSINESS   FDIC Certificate Number
                                                                DATE                                             C-700     <-
                                                                       12/31/97        06560
----------------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of
Condition.  With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert
"none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)
See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the
definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
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

                                                                                                  ----------------------------
a. Number of loans made to executive officers since the previous Call Report date ..............  RCFD 3561             37    a.
                                                                                                  ----------------------------
b. Total dollar amount of above loans (in thousands of dollars) ................................  RCFD 3562         56,887    b.
                                                                                                 -----------------------------
c. Range of interest charged on above loans                                 --------------------------------------------------
   (example: 9 3/4% = 9.75) ..............................................  RCFD 7701   6.63   %  to   RCFD 7702     18.00%   c.
                                                                            --------------------------------------------------
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



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SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                       DATE (Month, Day, Year)



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NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                         AREA CODE/PHONE NUMBER/EXTENSION
                                                                                               (TEXT 8904)
Bill Telzerow, Manager of Financial Reporting                                                       (614) 480-4563

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FDIC 8040/53 (6-95)

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